                                                                    Exhibit 4.1
                                         Form of Pooling and Servicing Agreement













                       HEADLANDS MORTGAGE SECURITIES, INC.
                                   as Sponsor


                           HEADLANDS MORTGAGE COMPANY

                         as Seller and Master Servicer,


                                       and


                                      [ ],

                                   as Trustee




                         POOLING AND SERVICING AGREEMENT


                                Dated as of , 199

                             -----------------------


                       Mortgage Pass-Through Certificates
                                  Series 199 -

                                TABLE OF CONTENTS

Section                                                                   Page

                                    ARTICLE I

                                   Definitions

         1.01.    .........................................................I-6
         Accretion Directed Certificates...................................I-6
         Accrual Amount....................................................I-6
         Accrual Certificates..............................................I-6
         Accrual Termination Date..........................................I-6
         Agreement.........................................................I-6
         Allocable Share...................................................I-6
         Allocated Amount..................................................I-6
         Allocated Amount Decline..........................................I-6
         Amortization Payment..............................................I-7
         Amount Held for Future Distribution...............................I-7
         Applicable Credit Support Percentage..............................I-7
         Appraised Value...................................................I-7
         Available Funds...................................................I-7
         Bankruptcy Bond...................................................I-7
         Bankruptcy Coverage Termination Date..............................I-8
         Bankruptcy Loss...................................................I-8
         Blanket Mortgage..................................................I-8
         Book-Entry Certificate............................................I-8
         Business Day......................................................I-8
         Certificate.......................................................I-8
         Certificate Account...............................................I-8
         Certificate Account Deposit Date..................................I-8
         Certificateholder or Holder.......................................I-8
         Certificate Insurance Policy......................................I-9
         Certificate Insurance Premium.....................................I-9
         Certificate Insurance Proceeds....................................I-9
         Certificate Insurer...............................................I-9
         Certificate Owner.................................................I-9
         Certificate Register and Certificate Registrar....................I-9
         Class    .........................................................I-9
         Class Certificate Balance.........................................I-9
         Class Interest Shortfall.........................................I-10
         Class Optimum Interest Distribution Amount.......................I-10
         Class Subordination Percentage...................................I-10
         Class Unpaid Interest Shortfall..................................I-10
         Closing Date.....................................................I-10
         Code     ........................................................I-10
         COFI     ........................................................I-10
         COFI Certificates................................................I-10
         Component........................................................I-10
         Component Balance................................................I-10

Section                                                                   Page

         Component Certificates...........................................I-11
         Converted Mortgage Loan..........................................I-11
         Convertible Mortgage Loan........................................I-11
         Cooperative Corporation..........................................I-11
         Coop Shares......................................................I-11
         Cooperative Loan.................................................I-11
         Cooperative Property.............................................I-11
         Cooperative Unit.................................................I-11
         Core Percentage..................................................I-11
         Corporate Trust Office...........................................I-11
         Credit Enhancement Fee...........................................I-11
         Credit Enhancement Fee Rate......................................I-11
         Credit Support Termination Date..................................I-12
         Current Bankruptcy Amount........................................I-12
         Curtailment......................................................I-12
         Custodian........................................................I-12
         Cut-Off Date.....................................................I-12
         Cut-Off Date Pool Principal Balance..............................I-12
         Cut-Off Date Principal Balance...................................I-12
         Debt Service Reduction...........................................I-12
         Debt Service Reduction Mortgage Loan.............................I-13
         Defective Mortgage Loan..........................................I-13
         Deficient Valuation..............................................I-13
         Deficient Valuation Mortgage Loan................................I-13
         Definitive Certificates..........................................I-13
         Delinquent Installments..........................................I-13
         Denomination.....................................................I-13
         Depository.......................................................I-14
         Depository Participant...........................................I-14
         Determination Date...............................................I-14
         Distribution Date................................................I-14
         Due Date ........................................................I-14
         Duff & Phelps....................................................I-14
         Eligible Account.................................................I-14
         ERISA    ........................................................I-15
         Escrow Account...................................................I-15
         Event of Default.................................................I-15
         Expenses ........................................................I-15
         Expense Fee......................................................I-15
         Expense Rate.....................................................I-15
         FDIC     ........................................................I-15
         FHLMC    ........................................................I-15
         Final Distribution Date..........................................I-15
         Fitch    ........................................................I-15
         FNMA     ........................................................I-15
         Fraud Coverage Termination Date..................................I-15
         Fraud Loan.......................................................I-15
         Fraud Loss.......................................................I-15

Section                                                                   Page

         Fraud Loss Coverage Amount.......................................I-16
         Fraud Loss Coverage Termination Date.............................I-16
         Gross Margin.....................................................I-16
         Guide    ........................................................I-16
         Independent......................................................I-16
         Index    ........................................................I-16
         Initial Adjustment Date..........................................I-17
         Initial Bankruptcy Coverage Amount...............................I-17
         Initial Class Certificate Balance................................I-17
         Initial Component Balance........................................I-17
         Initial Fraud Loss Coverage Amount...............................I-17
         Initial LIBOR Rate...............................................I-17
         Initial Special Hazard Coverage Amount...........................I-17
         Insurance Proceeds...............................................I-17
         Insured Expenses.................................................I-18
         Interest Accrual Period..........................................I-18
         Investment Depository............................................I-18
         LIBOR Certificates...............................................I-18
         Liquidated Deficient Valuation Loss..............................I-18
         Liquidated Deficient Valuation Mortgage Loan.....................I-18
         Liquidated Mortgage Loan.........................................I-18
         Liquidation Expenses.............................................I-18
         Liquidation Period...............................................I-18
         Liquidation Proceeds.............................................I-19
         Loan-to-Value Ratio..............................................I-19
         Maintenance......................................................I-19
         Master Servicer..................................................I-19
         Master Servicer's Certificate....................................I-19
         Master Servicing Fee.............................................I-19
         Master Servicing Fee Rate........................................I-19
         Maximum Rate.....................................................I-19
         Mezzanine Certificates...........................................I-19
         Minimum Rate.....................................................I-19
         Monthly Advance..................................................I-19
         Moody's  ........................................................I-19
         Mortgage ........................................................I-20
         Mortgage File....................................................I-20
         Mortgage Interest Rate...........................................I-20
         Mortgage Loans...................................................I-20
         Mortgage Loan Schedule...........................................I-20
         Mortgage Note....................................................I-20
         Mortgaged Property...............................................I-20
         Mortgagor........................................................I-20
         Net Liquidation Proceeds.........................................I-20
         Net Mortgage Interest Rate or NMR................................I-21
         Net Prepayment Interest Shortfalls...............................I-21
         Net Realized Loss................................................I-21
         Net Special Hazard Losses........................................I-21

Section                                                                   Page

         NMR      ........................................................I-21
         Nonrecoverable Advance...........................................I-21
         Non-Delay Certificates...........................................I-22
         Non-U.S. Person..................................................I-22
         Notional Amount..................................................I-22
         Notional Amount Certificates.....................................I-22
         Offered Certificates.............................................I-22
         Officers' Certificate............................................I-22
         Opinion of Counsel...............................................I-22
         Original Applicable Credit Support Percentage....................I-22
         Original Mortgage Loans..........................................I-22
         Original Subordinate Certificate Balance.........................I-23
         Outside Reference Date...........................................I-23
         Outstanding Mortgage Loan........................................I-23
         Ownership Interest...............................................I-23
         Pass-Through Rate................................................I-23
         Paying Agent.....................................................I-23
         Percentage Interest..............................................I-23
         Periodic Rate Cap................................................I-23
         Permitted Investments............................................I-23
         Permitted Transferee.............................................I-24
         Person   ........................................................I-25
         Physical Certificates............................................I-25
         Planned Principal Classes........................................I-25
         Pool or Trust Fund...............................................I-25
         Pool Insurance Policy............................................I-25
         Pool Insurer.....................................................I-25
         Pool Scheduled Principal Balance.................................I-25
         Prepayment Interest Shortfall....................................I-25
         Primary Insurance Policy.........................................I-26
         Principal Only Certificates......................................I-26
         Principal Prepayment.............................................I-26
         Principal Prepayment in Full.....................................I-26
         Private Certificates.............................................I-26
         Proprietary Lease................................................I-26
         Prospectus.......................................................I-26
         Prospectus Supplement............................................I-26
         Purchase Price...................................................I-26
         Qualified Insurer................................................I-26
         Rating Agency....................................................I-27
         Recognition Agreement............................................I-27
         Record Date......................................................I-27
         Reduced Scheduled Principal Balance..............................I-27
         Reference Date...................................................I-27
         Regular Certificate..............................................I-27
         Relief Act.......................................................I-27
         Relief Act Reductions............................................I-27
         Remaining Liquidated Amount......................................I-28

Section                                                                   Page

         REMIC    ........................................................I-28
         REMIC Certificate Maturity Date..................................I-28
         REMIC Change of Law..............................................I-28
         REMIC Provisions.................................................I-28
         REO Mortgage Loan................................................I-28
         REO Proceeds.....................................................I-28
         Required Insurance Policy........................................I-28
         Residual Certificates............................................I-28
         Responsible Officer..............................................I-28
         S&P      ........................................................I-29
         Scheduled Principal Balance......................................I-29
         Seller   ........................................................I-29
         Seller's Agreement...............................................I-29
         Senior Certificate...............................................I-29
         Senior Certificate Balance.......................................I-29
         Senior Percentage................................................I-29
         Senior Prepayment Percentage.....................................I-29
         Senior Principal Distribution Amount.............................I-30
         Servicer ........................................................I-31
         Servicing Fee....................................................I-31
         Servicing Fee Rate...............................................I-31
         Servicing Officer................................................I-31
         Special Hazard Coverage Termination Date.........................I-31
         Special Hazard Event.............................................I-31
         Special Hazard Fee...............................................I-32
         Special Hazard Fee Rate..........................................I-32
         Special Hazard Insurance Policy..................................I-32
         Special Hazard Insurer...........................................I-32
         Special Hazard Loss Coverage Amount..............................I-32
         Special Hazard Mortgage Loan.....................................I-33
         Splinter Loss....................................................I-33
         Subordinate Certificate..........................................I-33
         Subordinate Percentage...........................................I-33
         Subordinate Percentage Allocation................................I-33
         Subordinate Prepayment Percentage................................I-33
         Subordinate Prepayment Percentage Allocation.....................I-33
         Subordinate Principal Distribution Amount........................I-33
         Substitute Mortgage Loan.........................................I-34
         Substitution Adjustment Amount...................................I-34
         Substitution Date................................................I-34
         Supplemental Mortgage Loan Schedule..............................I-34
         Targeted Principal Classes.......................................I-35
         Tax Matters Person...............................................I-35
         Tax Matters Person Certificate...................................I-35
         Trust Fund or Pool...............................................I-35
         Trustee Fee......................................................I-35
         Trustee Fee Rate.................................................I-35

Section                                                                   Page

         Underwriter......................................................I-35
         Voting Rights....................................................I-35

                                   ARTICLE II

                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

         2.01.    Conveyance of Mortgage Loans............................II-1
         2.02.    Acceptance by Trustee...................................II-2
         2.03.    Representations and Warranties of the Seller,
                  the Sponsor and the Trustee.............................II-3
         2.04.    Substitution of Mortgage Loans..........................II-8
         2.05.    Designation of Interests in REMIC......................II-10
         2.06.    Designation of Start-up Day............................II-10
         2.07.    REMIC Certificate Maturity Date........................II-10
         2.08.    Purchase of Converted Mortgage Loans...................II-10

                                   ARTICLE III

                          Administration and Servicing
                                of Mortgage Loans

         3.01.    The Master Servicer to Act as Servicer.................III-1
         3.02.    Servicing Agreements between Master Servicer
                  and Servicers; Enforcement of Servicer's and
                  Seller's Obligations...................................III-2
         3.03.    Liability of the Master Servicer.......................III-3
         3.05.    Collection of Taxes, Assessments and Similar
                  Items; Master Servicing Accounts.......................III-7
         3.06.    Permitted Withdrawals from the Certificate
                  Account................................................III-8
         3.07.    Maintenance of the Primary Insurance Policies;
                  Collections Thereunder.................................III-9
         3.08.    Maintenance of Hazard Insurance and Errors and
                  Omissions and Fidelity Coverage.......................III-10
         3.09.    Enforcement of Due-On-Sale Clauses; Assumption
                  Agreements............................................III-12
         3.10.    Realization upon Defaulted Mortgage Loans.............III-13
         3.11.    Trustee to Cooperate; Release of Mortgage
                  Files.................................................III-15
         3.12.    Servicing and Other Compensation; Payment of
                  Certain Expenses by the Master Servicer...............III-16
         3.13.    Annual Statement as to Compliance.....................III-17
         3.14.    Annual Independent Public Accountants' Servic-
                  ing Report............................................III-18
         3.15.    Access to Certain Documentation and Informa-
                  tion Regarding the Mortgage Loans.....................III-18

Section                                                                   Page

         3.16.    Rights of the Sponsor in Respect of the Master
                  Servicer..............................................III-18

                                   ARTICLE IV

                 Master Servicer's Certificate; Monthly Advances

         4.01.    Master Servicer's Certificate...........................IV-1
         4.02.    Monthly Advances........................................IV-1

                                    ARTICLE V

                           Payments and Statements to
                               Certificateholders

         5.01.    Distributions............................................V-1
         5.02.    Priorities of Distribution...............................V-1
         5.03.    Allocation of Net Realized Losses........................V-3
         5.04.    Statements to Certificateholders.........................V-4
         5.05.    Tax Returns and Reports to Certificateholders............V-8
         5.06.    Tax Matters Person.......................................V-9
         5.07.    Rights of the Tax Matters Person in Respect of
                  the Trustee..............................................V-9
         5.08.    REMIC Related Covenants..................................V-9
         5.09.    Determination of Pass-Through Rates for COFI
                  Certificates............................................V-10

                                   ARTICLE VI

                                The Certificates

         6.01.    The Certificates........................................VI-1
         6.02.    Registration of Transfer and Exchange of
                  Certificates............................................VI-1
         6.03.    Mutilated, Destroyed, Lost or Stolen Certifi-
                  cates...................................................VI-7
         6.04.    Persons Deemed Owners...................................VI-7

                                   ARTICLE VII

                       The Sponsor and the Master Servicer
         7.01.    Respective Liabilities of the Sponsor and the
                  Master Servicer........................................VII-1
         7.02.    Merger or Consolidation of the Sponsor or the
                  Master Servicer........................................VII-1
         7.03.    Limitation on Liability of the Sponsor, the
                  Master Servicer and Others.............................VII-1
         7.04.    Sponsor and Master Servicer Not to Resign..............VII-2

Section                                                                   Page


                                  ARTICLE VIII

                                     Default

         8.01.    Events of Default.....................................VIII-1
         8.02.    Remedies of Trustee...................................VIII-2
         8.03.    Directions by Certificateholders and Duties of
                  Trustee During Event of Default.......................VIII-3
         8.04.    Action upon Certain Failures of the Master
                  Servicer and upon Event of Default....................VIII-3
         8.05.    Trustee to Act; Appointment of Successor..............VIII-4
         8.06.    Notification to Certificateholders....................VIII-5

                                   ARTICLE IX

                                   The Trustee

         9.01.    Duties of Trustee.......................................IX-1
         9.02.    Certain Matters Affecting the Trustee...................IX-2
         9.03.    Trustee Not Liable for Certificates.....................IX-3
         9.04.    Trustee May Own Certificates............................IX-3
         9.05.    Eligibility Requirements for Trustee....................IX-3
         9.06.    Resignation and Removal of Trustee......................IX-4
         9.07.    Successor Trustee.......................................IX-5
         9.08.    Merger or Consolidation of Trustee......................IX-5
         9.09.    Appointment of Co-Trustee or Separate Trustee...........IX-6
         9.10.    Authenticating Agents...................................IX-7
         9.11.    Trustee's Fees and Expenses.............................IX-8
         9.12.    Tax Returns.............................................IX-9

                                    ARTICLE X

                                   Termination

         10.01.   Termination upon Purchase by the Master
                  Servicer or Liquidation of All Mortgage Loans............X-1
         10.02.   Additional Termination Requirements......................X-3

                                   ARTICLE XI

                            Miscellaneous Provisions

         11.01.   Amendment...............................................XI-1
         11.02.   Recordation of Agreement................................XI-2
         11.03.   Limitation on Rights of Certificateholders..............XI-2
         11.04.   Governing Law...........................................XI-3
         11.05.   Notices.................................................XI-4
         11.06.   Severability of Provisions..............................XI-4

Section                                                                   Page

         11.07.   Certificates Nonassessable and Fully Paid...............XI-4
         11.08.   Access to List of Certificateholders....................XI-5

Section                                                                   Page

                                    EXHIBITS

Exhibit A   -  Form of Face of Senior Certificates.........................A-1

Exhibit B   -  Form of Face of Residual Certificates.......................B-1

Exhibit C   -  Reserved

Exhibit D   -  Form of Face of Subordinate Certificate.....................D-1

Exhibit E   -  Form of Reverse of all Certificates.........................E-1

Exhibit F   -  Mortgage Loan Schedule......................................F-1

Exhibit G   -  Seller's Agreement..........................................G-1

Exhibit H   -  Request for Release of Documents............................H-1

Exhibit I   -  Form of Affidavit regarding Transfer of
                           Residual Certificates pursuant
                           to Section 6.02.................................I-1

Exhibit 1      Certain Definitions from Article I of the
               Agreement

Exhibit 2      Excerpt from Section 6.02 of the Agreement

Exhibit J   -  Form of Investment Letter...................................J-1

Exhibit K   -  Form of Master Servicer's Certificate.......................K-1

Exhibit L   -  Form of Opinion of Counsel pursuant to
                           Section 6.02....................................L-1

         THIS POOLING AND SERVICING AGREEMENT, dated as of        ,
                                                           -------
199 , among Headlands Mortgage Securities, Inc., as sponsor
   -
(together with its permitted successors and assigns, the "Sponsor"), Headlands Mortgage Company, as seller and master servicer (in each such capacity together with its permitted successors and assigns, the "Seller" and the "Master Servicer") and [ ], as trustee (together with its permitted successors and assigns, the "Trustee").


                          W I T N E S S E T H  T H A T:

         In consideration of the mutual agreements herein contained, the Sponsor, the Master Servicer, the Seller and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

         The Sponsor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. [The Trust Fund for federal income tax purposes will consist of a single REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust Fund. The Regular Certificates will represent the "regular interest" in the REMIC and the Residual Certificates will represent the single "residual interest" in the REMIC. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.]

         The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


===================================================================================================
                                                                               Integral Multiples in
           Class Certificate                                                   Excess of Minimum
                Balance            Pass-Through Rate    Minimum Denomination    Denomination
---------------------------------------------------------------------------------------------------

Class A-1                          [Variable Rate (1)]
---------------------------------------------------------------------------------------------------
Class X                   (2)             (3)
---------------------------------------------------------------------------------------------------
[Class R]         [         ]             [ ]                    [         ]               [N/A]
---------------------------------------------------------------------------------------------------
Class M-1                       [ ]%[Variable Rate (1)]
---------------------------------------------------------------------------------------------------
Class B-1                       [ ]%[Variable Rate (1)]
---------------------------------------------------------------------------------------------------
Class B-2                       [ ]%[Variable Rate (1)]
===================================================================================================

------------------------------------
[(1) The Pass-Through Rate for any Distribution Date will equal the weighted average of the Net Mortgage Rates then in effect for each Mortgage Loan. The Net Mortgage Rate for each Mortgage Loan will equal the Mortgage Rate thereon on the first date of the month of the related Distribution Date less the related Expense Rate. The Pass-Through Rate for the first Distribution Date is
expected to be approximately   % per annum.]

(2) The Class X Certificates will have no principal balances and will bear interest on the Notional Amount.

(3) The Pass-Through Rate for this Class for any Distribution Date will be equal to the excess of (a) the weighted average of the Net Mortgage Rates of
the Mortgage Loans over (b)    %.

         Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed
  Certificates.......................... [        ].

Accrual Certificates.................... [        ].

Book-Entry Certificates................. All Classes of Certificates
                                         other than the Physical Certif-
                                         icates.

COFI Certificates....................... [        ].

Component Certificates.................. [        ].

Components.............................. For purposes of calculating distributions of principal, the
                                         Component Certificates will be
                                         comprised of multiple payment
                                         components having the
                                         designations, Initial Component
                                         Balances and Pass-Through Rates
                                         set forth below:


                                               Initial
                                              Component
                               Designation    Balance         Pass-Through Rate

                                   N/A          N/A                  N/A


Delay Certificates...............All interest-bearing Classes of
                                 Certificates other than the Non-
                                 Delay Certificates, if any.

ERISA-Restricted
  Certificates...................The Class M-1, Class B-1 and
                                 Class B-2

Floating Rate Certificates.......[        ].

Inverse Floating Rate
  Certificates...................[        ].

LIBOR Certificates...............[        ].

Mezzanine Certificates.......... The Class M-1 Certificates.

Non-Delay Certificates.......... [        ].

Notional Amount Certificates.... The Class X Certificates.

Offered Certificates............ All Classes of Certificates
                                 other than the Private
                                 Certificates.

Physical Certificates........... The [Class X,] Class R and
                                 Subordinated Certificates.

Planned Principal Classes....... [        ].

Primary Planned Principal
  Classes....................... [        ].

Principal Only Certificates..... [        ].

Private Certificates............ The Class R, Class B-1 and Class
                                 B-2 Certificates.

Rating Agencies................. [        ].

Regular Certificates............ All Classes of Certificates
                                 other than the Class R
                                 Certificates.

Residual Certificates........... Class R Certificates.

Scheduled Classes............... [        ].

Secondary Planned
  Principal Classes............. [        ].

Senior Certificates............. Class A-1, Class X and [Class R]
                                 Certificates.

Subordinated Certificates....... The Mezzanine Certificates,
                                 Class B-1 and Class B-2
                                 Certificates.

Targeted Principal Classes...... [        ].

         With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts.

Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                    ARTICLE I

                                   Definitions


         Section 1.01. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Directed Certificates:  As specified in the
Preliminary Statement.

         Accrual Amount: With respect to any Class of Accrual Certificates and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on each such Class of Accrual Certificates with respect to such Distribution Date pursuant to Section 5.02(a)(i).

         Accrual Certificates:  As specified in the Preliminary
Statement.

         Accrual Termination Date:

         Advancing Date: The fourth Business Day preceding the related Distribution Date.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Allocable Share: As to each Class of Regular Certificates, such Class' share of the interest reduction in respect of any Debt Service Reduction Mortgage Loan or Deficient Valuation Mortgage Loan or any Mortgage Loan that is the subject of a Relief Act Reduction, such share being determined by the ratio of one month's interest at the related Pass-Through Rate on such Class' Senior Percentage or, in the case of the Subordinate Certificates, the Subordinate Percentage Allocation of the Scheduled Principal Balance of such Mortgage Loan and one month's interest on the Scheduled Principal Balance of such Mortgage Loan at the related Net Mortgage Rate.

         [Allocated Amount]:

         [Allocated Amount Decline: As to each respective Allocated Amount and Distribution Date, the excess of (x) such Allocated Amount immediately following the Due Date in the month preceding the month of such Distribution Date over (y) such Allocated Amount immediately following the Due Date in the month of such Distribution Date; provided that the Allocated Amount determined pursuant to clause (y) shall be zero immediately following the

Due Date in the month in which the Final Distribution Date occurs.]

         Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by the second paragraph of Section 3.10.

         Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Certificate Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and
(ii) payments which represent receipt of scheduled payments of principal and interest in respect of a Due Date or Due Dates subsequent to the related Due Date.

         [Applicable Credit Support Percentage:  As defined in
Section 5.02(d).]

         Appraised Value: The value of the property underlying a Mortgage Loan based, in the case of origination of such Mortgage Loan, on the lower of an appraisal at the time of origination or the sales price of such property or based, in the case of a refinancing, on an appraisal at the time of refinancing.

         Available Funds: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount collected in respect of the Mortgage Loans as of the close of business on the preceding Determination Date, (ii) the amount of any Monthly Advance made on the preceding Certificate Account Deposit Date, (iii) the aggregate of the Purchase Prices for Defective Mortgage Loans repurchased on such Distribution Date pursuant to Sections 2.02 or 2.03, (iv) the aggregate of the Substitution Adjustment Amounts in connection with any Substitute Mortgage Loans substituted for Defective Mortgage Loans on such Distribution Date pursuant to Section 2.04, (v) any amount required to be deposited in the Certificate Account on the preceding Certificate Account Deposit Date pursuant to Section 3.04(a), reduced by (b) the sum as of the close of business on such preceding Determination Date of (x) the Amount Held for Future Distribution, (y) amounts permitted to be withdrawn by the Master Servicer from the Certificate Account in respect of the Mortgage Loans pursuant to clauses (i)-(vi), inclusive, of Section 3.06 and (z) all income from Permitted Investments that are held in the Investment Account for the account of the Master Servicer.

         [Balloon Payment: The principal component of a payment due on a Mortgage Loan on its maturity date.]

         [Bankruptcy Bond: The limited purpose bond with respect to proceedings relating to Mortgagors under the Federal Bankruptcy
Code, which proceedings result in Bankruptcy Losses, and all amendments or endorsements thereto, or any replacement bond obtained by the Master Servicer pursuant to Section 3.17.]

         Bankruptcy Coverage Termination Date: The point of time at which the Current Bankruptcy Amount is reduced to zero.

         Bankruptcy Loss:  Any Deficient Valuation or Debt Service
Reduction.

         [Blanket Mortgage: The mortgage or mortgages encumbering the Cooperative Property.]

         Book-Entry Certificate:  As specified in the Preliminary
Statement.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina or in the state where the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

         Certificate: Any Regular Certificate or Residual Certifi-cate.

         Certificate Account: The segregated account or accounts established and maintained by the Master Servicer pursuant to Section 3.04(b). Such accounts shall be entitled " , as Trustee, for the benefit of Certificateholders of Mortgage Pass-Through Certificates, Series 199 - Certificate Account" and shall each be an Eligible Account. Funds deposited in the Certificate Account (other than any income on Permitted Investments included therein) shall be held in trust for Certif-icateholders.

         Certificate Account Deposit Date: As to any Distribution Date, the Business Day preceding such Distribution Date or if the Certificate Account is held at ____________________, such Distribution Date.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Sponsor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

         [Certificate Insurance Policy:  The certificate guaranty
surety bond, policy number [              ], dated             ,
19 , issued by the Certificate Insurer in favor of the Trustee for the benefit of the Certificateholders.]

         Certificate Insurance Premium: The semiannual premium payable by the Trustee to the Certificate Insurer under the Certificate Insurance Policy specified in the agreement between the Certificate Insurer and the Sponsor.

         Certificate Insurance Proceeds:  Any proceeds of the
Certificate Insurance Policy.

         Certificate Insurer:  So long as the Certificate Insurance
Policy is in force, [                               ], a
[                            ], or any successor thereto, as
issuer of the Certificate Insurance Policy.]

         Certificate Owner: With respect to a Book-Entry Certif-icate, the person who is the beneficial owner of a Book-Entry
Certificate.

         Certificate Register and Certificate Registrar: The regis-ter maintained and the registrar appointed pursuant to Section
6.02.

         Class:  As to the Certificates, the Class A-1, Class X,
Class M-1, Class B-1 and Class B-2 Certificates or the Residual
Certificates, as the case may be.

         Class Certificate Balance: As to any Distribution Date and any Class of Regular Certificates (other than the Notional Amount Certificates), the related Initial Class Certificate Balance reduced by the sum of (i) the amount distributed to Holders of such Class of Certificates on prior Distribution Dates and allocable to principal and (ii) the sum of (a) in the case of such Classes of Regular Certificates, the amount of the related Net Realized Losses previously applied in reduction of the Class Certificate Balance of such Class pursuant to Section 5.03 hereof and (b) in the case of the Class of Subordinate Certificates then outstanding with the lowest priority of distribution pursuant to Section 5.02(a), the amount by which the Pool Scheduled Principal Balance as of the Due Date in the month of such Distribution Date exceeds the aggregate of the Class Certificate Balances as of such Distribution Date (after giving effect to (x) distributions to Holders of Regular Certificates on such Distribution Date allocable to principal and (y) any allocation of the related Net Realized Losses on such Distribution Date).

         Class Interest Shortfall: As to any Distribution Date and Class of Regular Certificates, the amount by which the amount described in clause (i) of the definition of Class Optimum Interest Distribution Amount for the related Class of Certificates exceeds the amount of interest actually distributed on such Class of Certificates on such Distribution Date.

         Class Optimum Interest Distribution Amount: As to any Distribution Date and each Class of Regular Certificates, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, subject to reduction pursuant to Section 5.02(b), and (ii) any Class Unpaid Interest Shortfall for such Class.

         [Class Subordination Percentage: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.]

         Class Unpaid Interest Shortfall: As to any Distribution Date and each Class of Regular Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimum Interest Distribution Amount.

         Closing Date:            , 199 .

         Code: The Internal Revenue Code of 1986, as the same may be amended from time to time.

         [COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.]

         [COFI Certificates:  As specified in the Preliminary
Statement.]

         [Component:  As specified in the Preliminary Statement.]

         [Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the
Closing Date, less all amounts applied in reduction of the principal balance of such Component and Net Realized Losses allocated thereto on previous Distribution Dates.]

         Component Certificates:  As specified in the Preliminary
Statement.

         [Converted Mortgage Loan: A Convertible Mortgage Loan that has converted from an adjustable Mortgage Rate to a fixed
Mortgage Rate.

         Convertible Mortgage Loan: A Mortgage Loan with a Mortgage Note that provides for the conversion thereof at the option of the Mortgagor from an adjustable Mortgage Interest Rate to a fixed Mortgage Interest Rate.]

         [Coop Shares:  Shares issued by a Cooperative Corporation.]

         [Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section
216 of the Code.]

         [Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.]

         [Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.]

         [Cooperative Unit: A single family dwelling located in a Cooperative Property.]

         [Core Percentage:]

         Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at
_______________________________.

         [Credit Enhancement Fee: As to each Mortgage Loan, the amount payable to the Pool Insurer and the Special Hazard Insurer in respect of such Mortgage Loan.]

         [Credit Enhancement Fee Rate: With respect to any Mortgage Loan, the sum of the Pool Insurer Fee Rate and the Special Hazard
Fee Rate.]

         Credit Support Termination Date: The point of time at which the Class Certificate Balances of all of the Subordinate
Certificates are reduced to zero.

         Current Bankruptcy Amount: As of any Determination Date, the Current Bankruptcy Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies without resulting in a downgrading to the current rating of the Certificates.

         Curtailment: Either any Principal Prepayment which is not a Principal Prepayment in Full, any REO Proceeds treated as such pursuant to the second paragraph of Section 3.10 or any Deficient Valuation that was covered by the Current Bankruptcy Amount.

         Custodian:  [               ]

         Cut-Off Date:          1, 199 .

         Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is
$             .

         Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto and not paid.

         Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the installment of principal and interest due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such occurrence shall be considered a Debt Service Reduction so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) scheduled monthly payments of principal and interest are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

         Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

         Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

         Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such occurrence shall be considered a Deficient Valuation so long as the Master Servicer is pursuing an appeal of the court order giving rise to any such modification and (a) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (b) scheduled monthly payments of principal and interest are being advanced by the Master Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

         Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

         Definitive Certificates:  As defined in Section 6.02.

         Delinquent Installments: The aggregate of interest installments at the related Mortgage Interest Rate (net of the Master Servicing Fee Rate and the Servicing Fee Rate for such Mortgage Loan), together with the aggregate of principal installments on the Mortgage Loans due from and payable by Mortgagors on the Due Date for a month, in the amounts required under the Mortgage Notes as in effect on the Cut-Off Date, but not paid as of the close of business on the Withdrawal Date in such calendar month, regardless of whether the unpaid installments are a result of a bankruptcy court's reduction of the principal balance of or the interest rate on a Mortgage Loan, including a reduction in interest payable as a result of a principal reduction during the pendency of a proceeding under the Bankruptcy Code, or a reduction resulting from the extension of the term of a Mortgage Loan by the bankruptcy court.

         Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: As to any Distribution Date, the day of each month or if such day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding Business Day is less than two Business Days prior to the related Distribution Date the Determination Date shall be the next Business Day preceding the day of such month.

         Distribution Date:  The      day of each month beginning
         199  or, if such      day is not a Business Day, the
Business Day immediately following.

         Due Date: As to any Distribution Date and Mortgage Loan the first day in the calendar month of such Distribution Date.

         Duff & Phelps: Duff & Phelps Credit Rating Company, or any successor thereto.

         Eligible Account: Either (A) segregated account or accounts maintained with an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated at least "[ ]" by [ ] and "[ ]" by [ ], and which has a short term rating of at least "[ ]" by [ ] and "[ ]" by [ ], and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws and (iv) a principal subsidiary of a bank holding company or (B) a trust account (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or of a trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Escrow Account: The Escrow Account or Accounts established and maintained as separate accounts by each Servicer pursuant to its Servicing Agreement and caused to be established and maintained by the Master Servicer, pursuant to Section 3.05.

         Event of Default:  As defined in Section 8.01.

         Expenses: As to each Mortgage Loan, the sum of the related Servicing Fee, Master Servicing Fee and Trustee Fee.

         Expense Fee: As to each Mortgage Loan and Distribution Date the sum of the related Servicing Fee, Master Servicing Fee and Trustee Fee multiplied by the Scheduled Principal Balance of such Mortgage Loan on the Due Date in the month preceding such Distribution Date.

         Expense Rate: As to each Mortgage Loan, the sum of the related Servicing Fee Rate, Master Servicing Fee Rate, the
Trustee Fee Rate [and the Credit Enhancement Fee Rate].

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

         Fitch: Fitch Investors Service, Inc., or any successor thereto.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         Fraud Coverage Termination Date: The point of time at which the Fraud Loss Coverage Amount is reduced to zero.

         Fraud Loan: Any Liquidated Mortgage Loan as to which a loss is sustained by reason of a denial of coverage under any related Primary Insurance Policy because of fraud, dishonesty or misrepresentation.

         Fraud Loss: As to any Fraud Loan, the Net Realized Loss with respect thereto.

         Fraud Loss Coverage Amount: As of any Distribution Date an amount equal to (i) during the period from the Cut-Off Date to the first anniversary thereof, the Initial Fraud Loss Coverage Amount, reduced by Fraud Losses allocated to the Certificates since the Closing Date (ii) during the period from the first anniversary to the _____ anniversary of the Cut-Off Date, an amount equal to the lesser of (a) ___% of the Pool Scheduled Principal Balance immediately prior to each such anniversary reduced by Fraud Losses allocated to the Certificates since such anniversary and (b) the excess of the Initial Fraud Loss Coverage Amount over the cumulative amount of Fraud Losses allocated to the Certificates prior to such Distribution Date, (iii) during the period from the _____ anniversary to the _____ anniversary of the Cut-Off Date, an amount equal to the lesser of (a) ____% of the Pool Scheduled Principal Balance immediately prior to each such anniversary reduced by Fraud Losses allocated to the Certificates since such anniversary and (b) the excess of the Initial Fraud Loss Coverage Amount over the cumulative amount of Fraud Losses allocated to the Certificates prior to such Distribution Date, and (iv) after the _____ anniversary of the Closing Date, zero. The Fraud Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then current rating of the Certificates.

         Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

         [Gross Margin: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule.]

         [Guide:]

         Headlands: Headlands Mortgage Company, a California corporation, or its successors in interest.

         Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Sponsor or the Master Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Sponsor or the Master Servicer or in an affiliate of either, and (iii) is not connected with the Sponsor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         [Index: As to each Mortgage Loan, the index for the adjustment of the Mortgage Rate set forth as such in the related
Mortgage Note, such index being [the average weekly quoted yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in the Federal Reserve Statistical Release H.15(519)] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit as published in the Federal Reserve Statistical Release H.15(519)] [the average of the London interbank offered rates for six month dollar deposits in the London market based on quotations at five major banks, as set forth in the "Money Rates" section of The Wall Street Journal, Western Edition], or, if the [Federal Reserve Statistical Release H.15(519)] [Money rates] section ceases to be published or becomes unavailable for any reason, then as set forth in a comparable publication selected by the Master Servicer, in each case as of a date 45 days preceding such Mortgage Loan's Adjustment Date. Should the Index become unavailable, the Master Servicer, on behalf of the Trustee, will select a new index that is based upon comparable information.

         [Initial Adjustment Date: As to each Mortgage Loan, its first Adjustment Date following the origination of such Mortgage
Loan.]

         Initial Bankruptcy Coverage Amount:  $           .

         Initial Class Certificate Balance: As to each Class of Certificates, the aggregate of the Initial Class Certificate Balances of all Certificates of the same Class, which is as follows:

                  Class A-1:                          $
                  Class M-1:                          $
                  Class B-1:                          $
                  Class B-2:                          $
                  Class R:                            $

         As to each Certificate of the same Class of Certificates, the Initial Class Certificate Balance set forth on the face thereof.

         Initial Component Balance:  As specified in the Preliminary
Statement.

         Initial Fraud Loss Coverage Amount:  $             .
         ----------------------------------

         Initial LIBOR Rate:  [       ]

         Initial Special Hazard Coverage Amount:  $              .
         --------------------------------------

         Insurance Proceeds: Proceeds paid by any insurer pursuant to any Primary Insurance Policy and any insurance policy covering a Mortgage Loan, including any amounts required to be paid pursuant to Section 3.08(a), in each case other than (i) any amount included in such Insurance Proceeds in respect of Insured Expenses and (ii) amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage or Mortgage Note.

         Insured Expenses: Expenses in connection with a Mortgage Loan covered by any Primary Insurance Policy or any other insurance policy.

         Interest Accrual Period: As to any Distribution Date and each Class of Regular Certificates, the period from and including the first day of the month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

         Investment Depository: A bank or trust company so long as the long-term debt obligations of such other bank or trust company have been assigned short-term ratings of at least " " by [ ] and of at least "K" by [ ].

         LIBOR Certificates:  As specified in the Preliminary
Statement.

         Liquidated Deficient Valuation Loss: As to any Liquidated Deficient Valuation Mortgage Loan, the Net Realized Loss with respect thereto.

         Liquidated Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation after the Bankruptcy Coverage Termination Date and subsequently became a Liquidated Mortgage Loan.

         Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation Expenses: Expenses which are incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Master Servicer under any Primary Insurance Policy or any other insurance policy for reasons other than the Master Servicer's failure to comply with Section 3.07, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Section 3.08(a) (to the extent such amount is reimbursable under the terms of Section 3.08(a)) respecting the related Mortgage Loan and any related and unreim-bursed expenditures for real estate property taxes or for property restoration or preservation.

         Liquidation Period: The period beginning on the date of adoption by the Residual Certificateholders of a plan of complete liquidation of the Pool and ending on the day that is 90 days after the date such plan is adopted.

         Liquidation Proceeds: Cash (including Insurance Proceeds and any REO Proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         [Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.]

         Master Servicer: Headlands Mortgage Company, or its successor in interest, or any successor servicer appointed as herein provided.

         Master Servicer's Certificate: A certificate completed by and executed on behalf of the Master Servicer in accordance with
Section 4.01.

         Master Servicing Fee:  The amount payable to the Master
Servicer pursuant to Section 3.12 hereof.

         Master Servicing Fee Rate: As to any Mortgage Loan, [ ]% per annum.

         [Maximum Rate: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related
Mortgage Note.]

         Mezzanine Certificates:  As specified in the Preliminary
Statement.

         [Minimum Rate: With respect to each Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.]

         Monthly Advance: As to any Distribution Date, the aggregate of the advances made by the Master Servicer pursuant to Section 4.02, the amount of any such Monthly Advance being equal to the Delinquent Installments on the Mortgage Loans for the month during which such Distribution Date occurs, to the extent that the Master Servicer determines that such Monthly Advance will not be a Nonrecoverable Advance.

         Moody's: Moody's Investors Service, Inc., or any successor thereto.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Pool, including any Substitute Mortgage Loans and REO Mortgage Loans, the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

         Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Pool. The initial schedule of such Mortgage Loans as of the Cut-Off Date is attached hereto as Exhibit F, such schedule setting forth the following information as to each such Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the Mortgagor's name; (iii) the street address of the Mortgaged Property, including the state; (iv) the property type of the related Mortgaged Property; (v) the original number of months to maturity; (vi) the Loan-to-Value Ratio as of the Cut-Off Date; (vii) the Mortgage Interest Rate as of the date of origination; (viii) the scheduled amount of the monthly installment of principal and interest; (ix) the original principal amount; (x) the Cut-Off Date Principal Balance; and (xi) the related Servicing Fee Rate and Master Servicing Fee Rate.

         Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

         Mortgaged Property: The property subject to a Mortgage[, which, with respect to a Cooperative Loan, is the related Coop
Shares and Proprietary Lease].

         Mortgagor:  The obligor on a Mortgage Note.

         Net Liquidation Proceeds:  As to any Liquidated Mortgage
Loan, Liquidation Proceeds net of Liquidation Expenses.

         Net Mortgage Interest Rate or NMR: As to any Mortgage Loan, such Mortgage Loan's Mortgage Interest Rate reduced by the related Expense Rate.

         Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month preceding the month of such Distribution Date exceeds the Master Servicing Fee for such period.

         Net Realized Loss:  Any of the following:

                  (a) as to any Liquidated Mortgage Loan, the amount, if any, by which (i) the Scheduled Principal Balance of such Liquidated Mortgage Loan or the Reduced Scheduled Principal Balance if such Liquidated Mortgage Loan is a Liquidated Deficient Valuation Mortgage Loan exceeds
         (ii) the portion of Net Liquidation Proceeds realized thereon that is applied to a reduction of the principal balance of such Mortgage Loan;

                  (b) as to any Mortgage Loan that is subject to a Debt Service Reduction and as to any Determination Date, the lesser of (i) the excess, if any, of (A) the principal component of the monthly installment of principal and interest (without giving effect to the Debt Service Reduction) over (B) the amount applied in reduction of the principal balance of such Mortgage Loan on the related Due Date (from Insurance Proceeds, Liquidation Proceeds or payments by the Mortgagor) and (ii) the principal component of such Debt Service Reduction for such Due Date; and

                  (c)(i) as to any Mortgage Loan that is a Liquidated Deficient Valuation Mortgage Loan, the amount of the related Deficient Valuation and (ii) as to any Mortgage Loan that experiences a Deficient Valuation prior to the Bankruptcy Coverage Termination Date, the Deficient Valuation with respect thereto.

         Net Special Hazard Losses: As to any Special Hazard Mort-gage Loan, the Net Realized Loss with respect thereto.

         NMR:  See definition of Net Mortgage Interest Rate.

         Nonrecoverable Advance: Any Monthly Advance or any portion of a Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Master

Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee and the Sponsor and detailing the reasons for such determination.

         Non-Delay Certificates:  As specified in the Preliminary
Statement.

         Non-U.S. Person: An individual, corporation, partnership or other person other than a citizen or resident of the United
States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         Notional Amount:  [As to any Distribution Date, the Pool
Scheduled Principal Balance].

         Notional Amount Certificates:  As specified in the
Preliminary Statement.

         Offered Certificates:  As specified in the Preliminary
Statement.

         Officers' Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, a Vice President [and by] the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Sponsor or the Master Servicer, as the case may be, and delivered to the Trustee.

         Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Sponsor or the Master Servicer[, except that any opinion of counsel relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.]

         [Original Applicable Credit Support Percentage: With respect to each of the following Classes of Subordinate
Certificates, the corresponding percentage described below, as of the Closing Date:

                  Class M-1                                            ______%
                  Class B-1                                            ______%
                  Class B-2                                            ______%]

         Original Mortgage Loans: The Mortgage Loans identified in Exhibit F hereto, and conveyed, transferred, sold and assigned to, and deposited with, the Trustee pursuant to Section 2.01 hereof on the Closing Date.

         Original Subordinate Certificate Balance:  $__________.

         [Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.]

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased prior to such Due Date pursuant to Section 2.02 or 2.03.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate: As to each Class of Regular Certifi-cates, the per annum rate set forth or described below:

         Class of Certificates                    Pass-Through Rate

                    A-1:                                    ____%
                    X                                       ____%
                    M-1                                     ____%
                    B-1:                                    ____%
                    B-2:                                    ____%

         Paying   Agent:   ___________________________________   or  such  other
successor paying agent appointed by the Trustee which is authorized to make distributions with respect to the Certificates on behalf of the Trustee, and authorized to exercise corporate trust powers under the laws of its jurisdiction of organization.

         Percentage Interest: As to any Certificate, the percentage interest set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

         Periodic Rate Cap: The provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than one percentage point.

         Permitted Investments:  One or more of the following:

                  (i) Direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States, FHLMC, FNMA, the Farm Credit Banks (but only if acceptable to the Rating Agencies), the Student Loan Marketing Association (but only with respect to obligations backed by letters of credit or senior obligations) or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; provided, however, that no instrument or security evidences a right to receive only interest payments or the right to receive principal and interest payments derived from the underlying investment which provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying instrument;

                  (ii) Repurchase agreements with an entity whose unsecured obligations are rated not less than " " by [ ] and " " by [ ] with respect to any security described in clause (i) above or any other security issued or guaranteed by an agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States;

                  (iii) Federal funds, certificates of deposit, time deposit and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the unsecured short term debt obligations of such bank or trust company
         (or, in the case of the principal bank in a bank holding company system, debt obligations of the bank holding company) at the date of acquisition thereof have a rating of not less than " " from [ ] and " " from [ ]; and money market funds investing exclusively in any of the investments discussed in this definition of Permitted Investments;

                  (iv) Any demand or time deposit or certificate of deposit which is fully insured by the FDIC; and

                  (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has a rating of not less than " " from [ ] and " " from [ ].

         Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section 521), (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) any Non-U.S. Person and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Pool or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions.

         Person:  Any  individual,  corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

         Physical Certificates:  As specified in the Preliminary
Statement.

         Planned Principal Classes:  As specified in the Preliminary
Statement.

         Pool or Trust Fund: The corpus of the trust created by this Agreement, to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Certificate Account, in accordance with this Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, the Primary Insurance Policies, and any Required Insurance Policy.

         [Pool Insurance Policy:                            ].

         [Pool Insurer:                                     ].

         Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the applicable month as to which such determination is being made.

         Prepayment Interest Shortfall: As to any Mortgage Loan and Principal Prepayment, and as to any Liquidated Mortgage Loan, the amount by which one month's interest at the related Net Mortgage Interest Rate on such Principal Prepayment or the Scheduled Principal Balance of such Liquidated Mortgage Loan, as the case may be, exceeds the amount of interest paid in connection with such Principal Prepayments or interest at the related Net Mortgage Interest Rate for the number of days in the month prior to the date such Liquidated Mortgage Loan was liquidated, as the case may be.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance issued by a Qualified Insurer or any replacement policy therefor referred to in Section 2.03(a)(viii).

         Principal Only Certificates:  As specified in the
Preliminary Statement.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

         Private Certificates:  As specified in the Preliminary
Statement.

         Proprietary Lease: With respect to any Cooperative Unit, means a lease or occupancy agreement between a Cooperative
Corporation and a holder of related Coop Shares.

         Prospectus: The Prospectus Supplement together with the related Prospectus dated _____________, 199_.

         Prospectus Supplement:  The Prospectus Supplement, dated
________, 199_, relating to the offering of the Senior Certif-icates and the Mezzanine Certificates.

         Purchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Section 2.02, 2.03 or 2.08, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased; provided, however, that if at the time of repurchase the Seller is the Master Servicer, the amount described in clause (ii) shall be computed at the Mortgage Interest Rate net of the Master Servicing Fee Rate.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least " " by [ ]. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating by [ ] and [ ] as the insurer it replaces had on the Closing Date.

         Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Sponsor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan, to establish the rights of such originator in the Cooperative Property.

         Record Date: The last day of the month (or if such last day is not a Business Day, the Business Day immediately preceding such last day) next preceding the month of the related Distribution Date.

         Reduced Scheduled Principal Balance:  As to any Liquidated
Deficient Valuation Mortgage Loan, the Scheduled Principal Balance thereof reduced by any Deficient Valuation at the time of the related Deficient Valuation.

         Reference Date:  As defined in Section 5.09.

         Regular Certificate:  As specified in the Preliminary
Statement.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Reductions: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

         Remaining Liquidated Amount: As to any Distribution Date and Mortgage Loan which became a Liquidated Mortgage Loan during the preceding calendar month, the lesser of (a) Subordinate Percentage of the applicable Core Percentage of the Scheduled Principal Balance of such Liquidated Mortgage Loan and (b) the applicable Core Percentage of Net Liquidation Proceeds applied to the reduction of the principal balance of such Liquidated Mortgage Loan, reduced by the Senior Liquidated Amount for such Mortgage Loan without giving effect to any reduction pursuant to clause (B) of the definition thereof.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

         REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to the REMIC and the REMIC Provisions issued after the Closing Date.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Mortgage Loan: Any defaulted Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the related Mortgaged Property is held as part of the Pool.

         REO Proceeds: Proceeds, net of any related expenses of the Master Servicer, received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         Residual Certificates:  The Certificates signed by the
Sponsor and countersigned by the Trustee, substantially in the form of Exhibits B and E.

         Responsible Officer: When used with respect to the Trustee, any officer in its corporate trust department or successor group.

         S&P:  Standard & Poor's Ratings Group.

         Scheduled Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of the Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. For purposes of calculating the Allocated Amounts, the Scheduled Principal Balance of a Mortgage Loan shall be zero immediately following the Due Date in the month such Mortgage Loan becomes a Liquidated Mortgage Loan or is required to be repurchased pursuant to Section
2.02 or 2.03.

         Seller:  [                             ], as seller of the
Mortgage Loans under the Seller's Agreement as the context requires.

         Seller's Agreement:  The Seller's Agreement dated as of
__________, 199_, between the Seller and Sponsor, as purchaser with respect to the sale of the Mortgage Loans.

         Senior Certificate: Any one of the Class A-1 and Class X Certificates signed by the Sponsor and countersigned by the Trustee, substantially in the form of Exhibits A and E, hereto.

         [Senior Certificate Balance: As to any Distribution Date, the aggregate of the Class Certificate Balances of all Classes of Senior Certificates on such Distribution Date.]

         Senior Percentage: With respect to any Distribution Date, the lesser of
(i) 100% and (ii) the  percentage  carried six places  rounded  up,  obtained by dividing the Class Certificate Balance of the Class A-1 Certificates, immediately prior to such Distribution Date by the aggregate of the Scheduled Principal Balances of the Mortgage Loans immediately prior to the Due Date in the month of any such Distribution Date.

         Senior Prepayment Percentage: [For any Distribution Date occurring during the first five years beginning on the first Distribution Date shall be, except as provided herein, equal to 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; in the third year thereafter, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; in the fourth year thereafter, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Senior Prepayment Percentage will occur if (i) as of the first Distribution Date as to which any such reduction applies, the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding six months that are delinquent 60 days or more exceeds a monthly average of % of all monthly payments due in such month (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) and (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in on the fifth anniversary of the first Distribution Date % of the Original Subordinate Certificate Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, % of the Original Subordinate Certificate Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, % of the Original Subordinate Certificate Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, % of the Original Subordinate Certificate Balance, and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, % of the Original Subordinate Certificate Balance.]

         Senior Principal Distribution Amount: As to any Distribution Date and the Class A-1 Certificates, the sum of (a) the Senior Percentage of (i) all scheduled payments of principal due on each Outstanding Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs,
(ii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller or another person on the related Certificate Account Deposit Date pursuant to Sections 2.02 or 2.03, (iii) the Substitution Adjustment Amount in connection with any substitution of the Mortgage Loans on the related Certificate Account Deposit Date pursuant to Section 2.04, (iv) Liquidation Proceeds received during such preceding calendar month and allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans, and (v) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date and (b) the Senior Prepayment

Percentage of all Curtailments and all Principal Prepayments in Full for such Distribution Date.

         Servicer: Any Person with which the Master Servicer has entered into a Servicing Agreement and which satisfies the requirements set forth therein.

         Servicing Fee: The amount payable to the Servicers pursuant to Section 3.12 hereof.

         Servicing Fee Rate: With respect to any Mortgage Loan, the rate specified as such on the Mortgage Loan Schedule.

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Coverage Termination Date: The point of time at which the Special Hazard Loss Coverage Amount is reduced to zero.

         Special Hazard Event: As to a Mortgaged Property, any loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.11 and (ii) any loss caused by or resulting from:

                           (a)  (i)  wear  and  tear,  deterioration,   rust  or
                  corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin, insects;

                              (ii) settling,  subsidence,  cracking,  shrinkage,
                  building  or  expansion  of  pavements,   foundations,  walls,
                  floors, roofs or ceilings.

                           (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

                           (c) nuclear or chemical reaction or nuclear radiation
                  or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril insured against in the Special Hazard Insurance Policy; and

                          (d) (i) hostile or warlike action in time of peace or
                  war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (b) by military, naval or air forces; or (c) by an agent of any such government, power, authority or forces;

                               (ii) any weapon or war or facility for  producing
                  same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war;

                               (iii) insurrection,  rebellion, revolution, civil
                  war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

         Special Hazard Fee: As to any Distribution Date and Mortgage Loan, one-twelfth of the Special Hazard Fee Rate on the Scheduled Principal Balance of such Mortgage Loan on the first day of the month preceding such Distribution Date.

         Special Hazard Fee Rate:  With respect to any Mortgage Loan,
-----%.

         Special Hazard Insurance Policy: The Special Hazard Insurance Policy issued by the Special Hazard Insurer insuring the Mortgage Loans and all amendments or endorsements thereto, or any replacement policy obtained by the Master Servicer pursuant to Section 3.20 hereof.

         Special Hazard Insurer:  [           ], or any successor
thereto or the named insurer in any replacement policy obtained by the Master Servicer pursuant to Section 3.20 hereof.

         Special Hazard Loss Coverage Amount: [As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate principal balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by the Mortgage Properties located in the single [State] postal zip code having the highest aggregate principal balance of any zip code area, all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid and (b) $__________, reduced (but not below zero) by the amount of Net Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date.] The

Special Hazard Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then current rating of the Certificates.

         Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a Special Hazard Event.

         Splinter Loss: A Net Realized Loss (x) with respect to a Special Hazard Mortgage Loan or a Fraud Loan or (y) specified in subclauses (b) and (c) of the definition of Net Realized Loss.

         Subordinate Certificate: Any one of the Class M-1, Class B-1 or Class B-2 Certificates signed by the Sponsor and countersigned by the Trustee, substantially in the form of Exhibits D and E, hereto.

         Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

         Subordinate Percentage Allocation: For any Distribution Date and Class of Subordinate Certificates, a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

         Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such
Distribution Date.

         Subordinate Prepayment Percentage Allocation: As to any Distribution Date and any Class of Subordinate Certificates, the portion of the Subordinate Prepayment Percentage allocated to such Class equal to the Subordinate Prepayment Percentage for such Distribution Date multiplied by a fraction the numerator of which is the Class Certificate Balance of any such Class and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates.

         Subordinate Principal Distribution Amount: As to any Distribution Date and each Class of Subordinate Certificates, the sum of (a) the Subordinate Percentage Allocation of the sum of (i) all scheduled payments of principal due on each Outstanding Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (ii) the Scheduled Prin-cipal Balance of each Mortgage Loan that was repurchased by the Seller or another person on the related Certificate Account Deposit Date pursuant to
Section 2.02 or 2.03, (iii) the Substitution Adjustment Amount in connection with any substitution of

Mortgage Loans on the related Certificate Account Deposit Date pursuant to
Section 2.04, (iv) Liquidation Proceeds received during such preceding calendar month and allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans, and (v) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date and (b) the Subordinate Prepayment Percentage Allocation of all Curtailments and all Principal Prepayments in Full for such Distribution Date.

         Substitute Mortgage Loan: A Mortgage Loan delivered to the Trustee on a Substitution Date pursuant to Section 2.04 hereof for which all payments of principal and interest due on or before the Substitution Date have been received and which has the following characteristics:

                  (a) (i) a Mortgage Interest Rate at least equal to and not more than 2% greater than that of the Mortgage Loan for which it is being substituted and (ii) Loan-to-Value Ratio not greater than that of the Mortgage Loan for which it is being substituted;

                  (b) a date of maturity no later than, and no more than one year prior to, that of the Mortgage Loan or Mortgage Loans for which it is being substituted; and

                  (c) an original term to maturity equal to that of the Mortgage Loan or Mortgage Loans for which it is being substituted.

         Any Substitute Mortgage Loan with a Mortgage Interest Rate greater but not more than 2% greater than that of the Mortgage Loan for which it is being substituted shall be treated for all purposes under this Agreement as though it had the same Net Mortgage Interest Rate as the Mortgage Loan for which it is being substituted.

         Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.04(b).

         Substitution Date:  The meaning ascribed to such term pursuant to
Section 2.04(b).

         Supplemental Mortgage Loan Schedule:  As defined in Section 2.04(b).

         Targeted Principal Classes:  As specified in the Preliminary Statement.

         Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulations ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-IT. Initially, the Tax Matters Person shall be ---------------.

         Tax Matters Person Certificate: The Class R Certificate with a denomination of __________.

         Trust Fund or Pool:  See definition of Pool.

         Trustee Fee: The amount payable to the Trustee pursuant to an agreement between the Trustee and the Master Servicer.

         Trustee Fee Rate: With respect to any Mortgage Loan, the rate specified in the agreement between the Trustee and the Master Servicer.

         Underwriter: _____________ as underwriter of the public offering of the Regular Certificates.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

         Withdrawal Date: As to any Distribution Date, the Business Day preceding such Distribution Date.

         [Yield Maintenance Premium: The amount payable as a prepayment penalty or yield maintenance premium by a Mortgagor in connection with the prepayment in whole or in part of a Mortgage Loan.]

                                   ARTICLE II

                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates


         Section 2.01. Conveyance of Mortgage Loans. (a) The Sponsor, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Sponsor in and to the Mortgage Loans and the Mortgage Notes, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date) together with the Sponsor's rights under the Seller's Agreement, the representations and warranties of the Seller thereunder together with all rights of the Sponsor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Seller's Agreement and any proceeds of the foregoing.

         (b) In connection with the above transfer and assignment, the Sponsor hereby deposits with the Trustee, with respect to each Mortgage Loan, (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (ii) the original Mortgage, which shall have been recorded, with evidence of such recording indicated thereon, (iii) the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, with evidence or recording with respect to each Mortgage Loan in the name of the Trustee thereon, (iv) all intervening assignments of the Mortgage, if any, to the extent available to the Sponsor with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if any; provided, however, that in lieu of the foregoing, the Sponsor may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original policy of title insurance, the Sponsor may deliver a binder or commitment therefor, or, in California, a preliminary title report, or, in Iowa, an attorney's certificate;
(y) in lieu of the original Mortgage or intervening assignments thereof or assumption or modification agreements which have been delivered or are being delivered to recording offices for recording and have not been returned to the Sponsor in time to permit their delivery as specified above, the Sponsor may deliver a true copy thereof with a certification by Headlands or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; and (z) in lieu of the Mortgage, assignment to the Trustee or intervening assignments thereof or assumption or modification agreements, if the original has been lost or the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from Headlands to such effect) the Sponsor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior the Closing Date, the Sponsor, in lieu of delivering the above documents, may deliver to the Trustee a certification of a Servicing Officer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Certificate Account on the Closing Date. The Sponsor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies together with the original title insurance policy (or, if a master title policy has been issued by the title insurer, a mortgagee's certificate of title insurance) if a title insurance binder or commitment or other assurance of title was originally deposited, to the Trustee promptly after they are received. The Master Servicer shall cause, at its expense, the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to the Trustee to be recorded not later than 270 days after the Closing Date.

         Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt of the documents referred to in Section 2.01 subject to the examination referred to below, and declares that the Trustee holds and will hold such documents in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to have the Custodian review each Mortgage File within 90 days after execution and delivery of this Agreement, to ascertain that all required documents have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit F hereto. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document and on the purported genuineness of any signature thereon. If in the course of such review the Trustee finds any document or documents constituting a part of a Mortgage File to have been omitted or be defective in any material respect, the Trustee shall promptly so notify the Master Servicer, the Seller and the Sponsor. The Master Servicer shall promptly request that the Seller correct or cure such omission or defect within 90 days from the date the Seller was notified of such omission or defect and, if the Seller does not correct or cure such omission or defect within such period, the Seller shall purchase such Mortgage Loan from the Trustee (i) on the Distribution Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan or (ii) upon the expiration of such 90-day period if the omission or defect would result in the related Mortgage Loan not being a Qualified Mortgage Loan for purposes of Section 860G(a)(3) of the Code; provided, however, that if such defect relates solely to the inability of Seller to deliver the original Security Instrument or intervening assignments thereof or assumption or modification agreement, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, Seller shall not be required to purchase such Mortgage Loan if Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 270 days after the Closing Date. The Purchase Price for the purchased Mortgage Loan shall be deposited in the Certificate Account no later than the related Certificate Account Deposit Date and, upon receipt by the Trustee of written notification of such deposit signed by an officer of the Seller, the Trustee shall release to the applicable Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. An Opinion of Counsel to the effect set forth in Section 2.04(d) shall be delivered to the Trustee in connection with any such repurchase.

         Section 2.03. Representations and Warranties of the Seller, Headlands, the Sponsor and the Trustee. (a) The Seller hereby represents and warrants to the Trustee, as to the Mortgage Loans sold by it to the Sponsor, that:

                         (i) As of the Cut-Off Date, no Mortgage Loan is 30 days or more delinquent in payment of principal and interest and no Mortgage Loan was 30 days;

                        (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan is true and correct in all material respects at the date or dates respecting which such information is furnished;

                       (iii) As of the Closing Date, and prior to the transfer of the Mortgage Loans to the Sponsor, the Seller had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims;

                        (iv) Each Mortgage Loan was originated by (a) an institution which is a member of the Federal Reserve system or the deposits of which are insured by the FDIC, or (b) an institution which is an "approved mortgagee" by the Federal Housing Administration;

                         (v) Each Mortgage Loan was originated in compliance with all applicable state and federal laws including usury, equal credit opportunity, disclosure and recording laws;

                        (vi) Other than with respect to Mortgaged Property underlying a Cooperative Loan, the Mortgage Loans are conventional, [fixed rate], [adjustable rate] mortgage loans with original terms to maturity of months; each Mortgage Note is payable in monthly installments of principal and interest, with interest payable in arrears on a monthly basis;

                       (vii) As of the Closing Date, the issuer of each Primary Insurance Policy is a Qualified Insurer and each such policy is valid and remains in full force and effect;

                      (viii) A lender's title policy (or preliminary report (binder)) or opinion of title was issued on the date of the origination of each Mortgage Loan and each such policy or other evidence of title is valid and remains in full force and effect;

                        (ix) As of the Closing Date, [and any Mortgage Loan that is not a Cooperative Loan,] each related Mortgage is a valid first lien on the related Mortgaged Property (subject only to (a) liens for current real property taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the mortgage originator's appraisal, and (c) other matters to which like properties are commonly subject which either individually or in the aggregate do not materially interfere with the benefits of the security intended to be provided by the Mortgage);

                         (x) As of the Closing Date, each Mortgaged Property is free of damage and is in good repair;

                        (xi) As of the Closing Date, there are no delinquent tax or assessment liens against any Mortgaged Property;

                       (xii)  Each  Mortgage   Property  is  a  [single  family]
         [multifamily] residential property containing [no more than four units] [five or more units];

                      (xiii) Each Mortgage Note has been endorsed to the Trustee in a form and in a manner sufficient to convey to the Trustee all right, title and interest therein of the Seller in all relevant jurisdictions;

                       (xiv) Each Mortgage Loan is secured by a fee simple interest in the related Mortgaged Property [and not by a leasehold interest];

                       [(xv Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security
         Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Coop Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Sponsor or its designee establishes in the Seller a valid and subsisting perfected first lien on and security interest in the property described therein, and the Seller has full right to sell and assign the same;] and

                       (xvi As of the Closing Date, all policies of insurance covering the Seller or any Servicer, and required by this Agreement or by a Servicing Agreement have been validly issued and remain in full force and effect.

         It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Sponsor, the Master Servicer or the Trustee of a breach of any of the representations and warran-ties set forth in this Section 2.03(a) which materially and adversely affects the value of the Mortgage Loans or the interests of the Certificateholders in the related
Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Seller shall cure such breach in all material respects or shall purchase the Mortgage Loan from the Trustee. Any such purchase by the Seller shall, in the case of a breach of a representation or warranty, be at the Purchase Price, and in each case shall be accomplished in the manner set forth in Section 2.02. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. An Officers' Certificate and Opinion of Counsel to the effect set forth in Section 2.04(d) shall be delivered to the Trustee in connection with any such repurchase.

         (b) Pursuant to Section 2.01, the Sponsor has hereby assigned, transferred and conveyed to the Trustee its rights under the Seller's Agreement, including without limitation, the representations, warranties and covenants of the Seller therein and set forth in Section 2.03(a), together with all rights of the Sponsor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Seller's Agreement and the Trustee hereby accepts such assignment. It is understood and agreed that the representations, warranties and covenants so assigned shall survive delivery of the respective Mortgage Files to the Trustee.

         (c) The Sponsor hereby represents and warrants to the Trustee as follows:

                        (i) The Sponsor has entered into the Seller's Agree-ment with the Seller from which it acquired the Mortgage Loans;

                        (ii) The Seller has made the foregoing representations, warranties and covenants in the Seller's Agreement as to the Mortgage Loans sold by it to the Sponsor and that such representations, warranties and covenants run to and are for the benefit of the Sponsor;

                        (iii) Pursuant to Section 2.01 and 2.03(b) of this Agreement the Sponsor has transferred and assigned to the Trustee all rights of the Sponsor to cause the Seller to repurchase a Mortgage Loan in the event of a breach of the foregoing representations, warranties and covenants and that the each Seller has agreed to repurchase a Mortgage Loan as to which there has occurred an uncured breach of such representations, warranties and covenants in accordance with the provisions of the Seller's Agreement;

                       (iv) Immediately prior to the delivery of the Mortgage Loans to the Trustee on the Closing Date, the Sponsor will own full legal and equitable title to each Mortgage Loan and will have good and marketable title thereto free and clear of any equity, lien, encumbrance, pledge, charge, security interest or other claim. Upon endorsement and delivery to the Trustee of the executed original Mortgage Notes and execution and delivery of the related assignments of all of the Mortgages by the Sponsor in favor of the Trustee, all of the Sponsor's right, title and interest in and to the Mortgage Loans will be validly and effectively transferred to the Trustee free and clear of any equity, lien, encumbrance, pledge, charge, security interest or other claim; and

                       (v)  Except  as   otherwise   described   in  the
         Prospectus Supplement, each Mortgage Loan was underwritten in accordance with the applicable Seller's standards applicable at the time the Sponsor acquired such Mortgage Loan, and that the Seller meets all the requirements of an approved seller for the loan purchase program and has complied with all the terms, conditions and requirements for the sale for Mortgage Loans set forth in the Seller's Agreement.

                  (d) The Trustee hereby represents and warrants to the Master Servicer, as of the Closing Date, that:

                       (i) The Trustee is a [national] banking [association] in good standing under the [federal] banking laws of [the United States];

                       (ii) The Trustee has full power, authority and legal right to execute and deliver this Agreement and to authenticate the Certificates and to perform its obligations under this Agreement and the Certificates, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the authentication and performance of the Certificates; and

                       (iii) To the best of the Trustee's knowledge, after reasonable investigation, the execution and delivery by the Trustee of this Agreement and the authentication of Certificates and the performance by the Trustee of its obligations under this Agreement and the Certificates will not violate any provision of any law or regulation governing the  Trustee  or any  order,  writ,  judgment  or decree of any  court, arbitrator or governmental authority or agency applicable to the Trustee or any of its assets. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of national banking associations. To the best of the Trustee's knowledge, after reasonable investigation, such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Trustee is bound.

         (e) Headlands, as Master Servicer and Seller, hereby represents and warrants to the Trustee as of the Closing Date that:

                         (i) It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in good standing as a foreign corporation in each jurisdiction where such qualification is necessary and throughout the term of this Agreement will remain a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or any state of reincorporation and in good standing as a foreign corporation in each jurisdiction where such qualification is necessary (except, in the case of foreign corporation qualification both on the date hereof and in the future, where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Master Servicer's ability to enter into this Agreement or to perform its obligations hereunder), and has the corporate power and authority to perform its obligations under this Agreement;

                        (ii) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action;

                       (iii) This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, will constitute its legal, valid and binding obligation, enforceable in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                        (iv) Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not (A) violate its certificate of incorporation or bylaws (B) to its knowledge, violate any law or regulation, or any administrative or judicial decree or order to which it is subject or
         (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

                         (v) To its best knowledge, after reasonable investigation, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to have consequences that would materially and adversely affect its financial condition or operations or its performance hereunder;

                        (vi) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement to be performed by it;

                       (vii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of its business;

                      (viii) No litigation is pending or, to its best knowledge, threatened against it, which could be reasonably expected to materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement or which would have a material adverse effect on its financial condition; and

                        (ix) As to each Mortgage Loan, the Seller's Agreement is in full force and effect.



         Section 2.04. Substitution of Mortgage Loans. (a) On a Distribution Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.01 or 2.02, the Seller may deliver to the Trustee one or more Substitute Mortgage Loans in substitution for any one or more of the Original Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 and 2.03; provided, however, that:

                  (1) Substitute Mortgage Loans must have an aggregate unpaid principal balance not greater than, nor more than 30% less than the Scheduled Principal Balance of the Original Mortgage Loans for which they will be substituted; and

                  (2) Substitute Mortgage Loans will not have a scheduled maturity date later than the latest maturity date of any Mortgage Loan prior to any such substitution;

         (b) The Seller shall notify the Master Servicer and the Trustee in writing not less than five Business Days before the related Distribution Date which is on or before the date of which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.03 of its intention to effect a substitution under this Section. On such Distribution Date (the "Substitution Date"), the Seller shall deliver to the Trustee (1) the Substitute Mortgage Loans to be substituted for the Original Mortgage Loans, (2) a list of the Original Mortgage Loans to be substituted for by such Substitute Mortgage Loans, (3) an Officers' Certificate (A) stating that no failure by the Master Servicer described in Section 8.01 shall have occurred and be continuing,
(B) stating that the aggregate principal balance of all Substitute Mortgage Loans (determined with respect to each Substitute Mortgage Loan as of the Distribution Date on which it was substituted) including the principal balance of Substitute Mortgage Loans being substituted on such Distribution Date does not exceed an amount equal to 5% of the aggregate principal balance of all Mortgage Loans as of the Closing Date, (C) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and
(D) confirming that the representations and warranties contained in Section 2.03 (excluding paragraph (ii) of Section 2.03(a)) are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Distribution Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.03 and this Section 2.04, (4) an Opinion of Counsel and Officers' Certificate to the effect set forth below and (5) a certificate stating that cash in the amount by which the aggregate unpaid principal balance of the Substitute Mortgage Loans is less than the Scheduled Principal Balance of the Mortgage Loans for which they are being substituted (which amount cannot be more than 15% of the Scheduled Principal Balance of the Mortgage Loans for which they are being substituted) has been deposited in the Certificate Account no later than the related Certificate Account Deposit Date (such amount, the "Substitution Adjustment Amount").

Upon receipt of the foregoing, the Trustee shall release such Original Mortgage Loans to the Seller.

         (c)  Concurrently  with the satisfaction of the conditions set forth in
Section 2.04(a) and (b) above and the grant of such Substitute Mortgage Loans to the Trustee pursuant to Section 2.04(a) above, Exhibit F to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Substitute Mortgage Loans and to include, the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Substitute Mortgage Loans.

         [(d) In connection with any Mortgage Loan that the Seller is required to purchase or replace, the Seller shall deliver to the Trustee an Opinion of Counsel to the effect that such purchase or substitution will not cause (x) any federal tax to be imposed on the REMIC, including without limitation, any Federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or (y) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion or certificate indicates that a repurchase or substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the "start-up day", the Seller shall not be required to repurchase or replace any such Mortgage Loan unless and until the Master Servicer has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Mortgage Loan.]

         Section  2.05.  Designation  of  Interests  in REMIC.  (a) The  Regular
Certificates are hereby designated as the "regular interests" and the Residual Certificates are hereby designated as the single "residual interest" in the REMIC for purposes of the REMIC Provisions.

         (b) The Holder of the Residual Certificate is hereby designated as "tax matters person" with respect to the REMIC for purposes of the REMIC Provisions.

         Section 2.06. Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

         Section 2.07. REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each

Class of Regular Certificates is the Distribution Date in _________, 20__.

         [Section 2.08. Purchase of Converted Mortgage Loans. On the Business Day immediately preceding the Due Date on which a Convertible Mortgage Loan becomes a Converted Mortgage Loan, the Master Servicer shall notify the Sponsor and the Trustee in writing that such Mortgage Loan has become a Converted Mortgage Loan. The [Seller] [Master Servicer] shall purchase such Converted Mortgage Loan from the Trust Fund by paying to the [Master Servicer] [Trustee] for the benefit of the Trustee the applicable Purchase Price on or before the Certificate Account Deposit Date occurring in the month of such Due Date and the Trustee shall enforce such obligation. The Purchase Price for such Converted Mortgage Loan shall be deposited by the [Master Servicer] [Trustee] in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the [Seller] [Master Servicer] the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the [Seller] [Master Servicer] or its designee or assignee title to any Mortgage Loan released pursuant hereto. The termination of the Master Servicer obligation as Master Servicer shall not terminate its obligation to purchase Converted Mortgage Loans pursuant to
Section 2.05. [Any successor Master Servicer under this Agreement, including, without limitation, the Trustee acting in such capacity, shall not be required to purchase any Converted Mortgage Loan.] In the event the [Seller] [Master Servicer] defaults upon its obligation to repurchase any Converted Mortgage Loan, and such default remains unremedied for a period of ten Business Days after written notice of such default shall have been given by the Trustee to the [Seller] [Master Servicer], the Trustee shall use its best efforts to cause such Converted Mortgage Loan to be sold at a price equal to the Purchase Price for settlement as soon as practicable thereafter. Any such Converted Mortgage Loan which is not purchased by the [Seller] [Master Servicer] and which the Trustee is unable to sell at the Purchase Price shall remain in the Trust Fund.]

                                   ARTICLE III

                          Administration and Servicing
                                of Mortgage Loans


         Section 3.01. The Master Servicer to Act as Servicer. The Master Servicer shall service and administer the Mortgage Loans and shall have full power and authority, acting alone and/or through Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable in connection therewith. Without limiting the generality of the foregoing, the Master Servicer in its own name is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         Unless otherwise specified herein with respect to specific obligations of the Master Servicer, the Master Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of, the Certificateholders, in accordance with prudent mortgage loan servicing standards and procedures accepted in the mortgage banking industry and in accordance with the Guide. The Master Servicer shall promptly notify the Trustee in writing of any event, circumstance or occurrence which may adversely affect the ability of the Master Servicer to service any Mortgage Loan or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement. The Master Servicer shall at all times maintain accurate records and books of account and an adequate system of audit and internal controls. All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, or its duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. [All such records shall be maintained for the period required by the Guide or such longer period as is required by law.]

         [The Master Servicer intends to perform its servicing and administration functions, as Master Servicer, pursuant to this Agreement through its agent, the Servicing Agent. All actions by the Servicing Agent with respect to the servicing and administration of the Mortgage Loans shall be treated as though done by the



                                      III-1

Master Servicer itself. All documents, instruments or contracts executed by the Servicing Agent on behalf of the Master Servicer shall be treated by the Trustee as though executed by the Master Servicer itself.]

         All costs incurred by the Master Servicer or by any Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable by the Master Servicer to the extent permitted by Section 3.06.

         [In the event that any tax is imposed on "prohibited transactions" under Section 860F(a) of the Code or on "contributions after the start-up date" under Section 860G(d) of the Code on the Trust Fund, such tax shall be charged
(i) to the Trustee pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, which breach constitutes gross negligence or willful misconduct of the Trustee or (ii) to the Master Servicer pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or (iii) to the Sponsor pursuant to this
Section 3.01, if such tax arises out of or results from a breach by the Sponsor of any of its obligations under this Agreement or (iv) to the Seller pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Seller of any of its obligations under this agreement or (v) to the Residual Certificates on a pro rata basis to the extent such taxes are not allocable pursuant to clauses (i) through (iv) above. In no event will the Trustee be liable to pay or advance the payment of any taxes referred to in this paragraph other than as provided in clause (i) above. No taxes referred to in this paragraph shall be paid from any assets constituting the Pool.]

         Section 3.02. Servicing Agreements between Master Servicer and Servicers; Enforcement of Servicer's and Seller's Obligations. (a) The Master Servicer may enter into Servicing Agreements with Servicers for the servicing and administration of certain of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Each Servicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Servicer have agreed and as shall have been approved by the Sponsor and shall be effective as of the date of conveyance of the Mortgage Loans by the Sponsor to the Trustee. With the approval of the Master Servicer, a Servicer may delegate its


                                      III-2
servicing obligations to third-party servicers, but such Servicers will remain obligated under the related Servicing Agreement. The Master Servicer and the Servicer may enter into amendments thereto; provided, however, that any such amendments shall be consistent with and not violate the provisions of this Agreement. [Each Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Servicer to perform its obligations hereunder and under the Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Any Servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder other than Headlands or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom.]

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certifi-cateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement and of the Seller under the Seller's Agreement, including, without limitation, the obligation to make advances in respect of delinquent payments as required by a Servicing Agreement, to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.03. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.03. Liability of the Master Servicer. Notwithstanding any Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer or reference to actions taken through a Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accor-




                                      III-3
dance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of making distributions to Certificateholders all amounts received by a Servicer in connection with the Mortgage Loans shall be deemed to have been received by the Master Servicer, and with respect to any successor Master Servicer from the time such successor Master Servicer becomes the Master Servicer, whether or not such amounts are actually remitted by the Servicer to the Master Servicer. The Master Servicer shall be entitled to enter into any agreement with a Servicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.04. Collection of Certain Mortgage Loan Payments; Certificate Account; Distribution Account. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its own servicing portfolio; provided, however, that the Master Servicer agrees not to permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive any principal or interest, or change the terms of such Mortgage Note. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid for a period of not more than 120 days after the applicable Due Date. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of any Monthly Advance which is required to be made with respect to a Mortgage Loan pursuant to the then current amortization schedule applicable to such Mortgage Loan.

         In those cases where a Servicer is servicing Mortgage Loans pursuant to a Servicing Agreement, the Master Servicer shall cause the Servicer, pursuant to the Servicing Agreement, to establish and maintain one or more Servicing
Accounts, each of which shall be an Eligible Account. The Servicer will be required under its Servicing Agreement to deposit into the Servicing Account on a daily basis no later than the Business Day following receipt of all proceeds of Mortgage Loans received by the Servicer, less its Servicing Fees and unreimbursed Servicer Advances and expenses, to the extent permitted by the Servicing




                                      III-4

Agreement. The Servicer shall not be required to deposit in the Servicing Account payments or collections in the nature of pre- payment charges or late charges.

         (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                           (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments [and Balloon Payments] and the principal component of any Servicer Advance;

                      (ii) all  payments on account of interest on the  Mortgage
                  Loans, net of the sum of the related Master Servicing Fee and related Servicing Fee, and the interest component of any Servicer Advance [and any Yield Maintenance Premiums];

                     (iii) all Insurance Proceeds and Liquidation  Proceeds (net
                  of any related expenses of the related Servicer), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                      (iv) any amount  required  to be  deposited  by the Master
                  Servicer pursuant to Section 3.04(d) in connection with any losses on Permitted Investments;

                           (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.08 and 3.10 hereof;

                      (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

                     (vii) all Advances made by the Master Servicer pursuant to Section 4.02; and

                    (viii) any other amounts required to be deposited hereunder.

         The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that,



                                      III-5
without limiting the generality of the foregoing, payments in the nature of [prepayment penalties,] late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.06.

         (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

                         (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.06(vii);

                        (ii) any amount deposited by the Master Servicer pursuant to Section 3.04(d) in connection with any losses on Permitted Investments; and

                       (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

         In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.06(b). In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

         (d) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Certificate Account Deposit Date (except



                                      III-6
that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Certificate Account Deposit Date) and
(ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this
Section 3.04.

         (e) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Sponsor of any proposed change of the location of the Certificate Account not more than 45 days but in no event not less than 30 days prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Sponsor of any proposed change of the location of the Distribution Account not more than 45 days but in no event not less than 30 days prior to any change thereof.

         Section 3.05. Collection of Taxes, Assessments and Similar Items; Master Servicing Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall cause each Servicer to establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, [replacement reserves,] hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer or any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

         (b) Withdrawals of amounts so collected from the Master Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance


                                      III-7

Policy premiums, if applicable, to repair or otherwise protect the Mortgaged Property or comparable items, to reimburse the Master Servicer out of related collections for any payment of taxes or assessments or any payments made pursuant to Sections 3.07 (with respect to the Primary Insurance Policy) and
3.08 (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Master Servicing Account or to clear and terminate the Master Servicing Account at the termination of this Agreement in accordance with
Section 10.01.

         Section 3.06. Permitted Withdrawals from the Certificate Account. (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts on deposit therein attributable to the Mortgage Loans for the following purposes:

                         (i) as reimbursement for previously unreimbursed Monthly Advances made pursuant to Section 4.02, the right to withdraw amounts pursuant to this subclause (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds, Liquidation Proceeds and proceeds from the repurchase of the Mortgage Loan pursuant to Sections 2.02 and 2.03) which represent late recoveries of payments of principal and/or interest with respect to which any such Monthly Advance was made;

                        (ii) to pay as servicing compensation that portion of any payment as to interest as provided in Section 3.12;

                       (iii) to pay to itself or the Seller, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03, 2.08 or 10.01, all amounts received thereon following such purchase and not distributed as of the date on which the related Scheduled Principal Balance or Purchase Price is determined;

                        (iv) as reimbursement for any Nonrecoverable Advance in the manner and to the extent provided below or for the payment of taxes as permitted by the last paragraph of
         Section 3.01;

                         (v) to pay, or reimburse itself for the payment of, the Trustee Fee, [specify other fees];

                        (vi) as reimbursement for expenses incurred by and reimbursable to it or the Sponsor pursuant to Section 7.03;
         and


                                      III-8

                       (vii) on or prior to each Certificate Account Deposit Date, to withdraw an amount equal to related Available Funds for such Distribution Date, and remit such amount to the Trustee for deposit in the Distribution Account.

         Since, in connection with withdrawals pursuant to subclauses (i) through (iii), inclusive, the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i) through (iii), inclusive.

         The Master Servicer shall be entitled to reimburse itself for any Monthly Advance made in respect of a Mortgage Loan that it determines to be a Nonrecoverable Advance by withdrawal from the Certificate Account of amounts on deposit therein attributable to the Mortgage Loans on the Business Day preceding any Distribution Date first succeeding the date of such determination. The Master Servicer's right of reimbursement in respect of a Nonrecoverable Advance on any such Business Day shall be limited to an amount not exceeding the portion of such Monthly Advance previously paid to Certificateholders (and not thereto-fore reimbursed to the Master Servicer).

         (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

                         (i) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

                        (ii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

                       (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

         Section 3.07. Maintenance of the Primary Insurance Policies; Collections Thereunder. The Master Servicer shall exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy, with respect to each conventional Mortgage Loan as to which as of the Cut-Off Date such a Primary Insurance Policy was in effect (or, in the case of a substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note



                                      III-9
exceeded 80% of the Appraised Value, in an amount at least equal to the excess of such original principal amount over 75% of such Appraised Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Appraised Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value. The Master Servicer and the related Sub-Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer; provided that such substitution is subject to the condition, to be evidenced by a writing from each Rating Agency, that it would not cause the ratings on the Certificates to be downgraded or withdrawn. The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Servicer from the related Liquidation Proceeds.

         In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.04, any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.06.

         Section 3.08. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage. (a) The Master Servicer shall maintain and keep, with respect to each Mortgage Loan, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgage Property, and containing a standard mortgagee clause; provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, which ever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

                  (b) Any amounts collected by the Master Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgage Property or



                                     III-10
amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, the terms of the Mortgage Note, the Mortgage or applicable law) shall be deposited in the Certificate Account.

                  (c) Any cost incurred by a Master Servicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to
Certificateholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer or a Sub-Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Master Servicer from the Repurchase Price, to the extent permitted by Section 3.06.

                  (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan, the Mortgage Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans, flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

                  (e) If insurance has not been maintained complying with Subsections 3.08(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Master Servicer shall pay for any necessary repairs.

                  (f) The Master Servicer shall present claims under the related hazard insurance or flood insurance policy.


                                     III-11

                  (g) The Master Servicer shall obtain and maintain at its own expense and for the duration of this Agreement a blanket fidelity bond and shall cause each Sub-Servicer to obtain and maintain an errors and omissions insurance policy covering such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer acceptable to FNMA or FHLMC to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall promptly notify the Trustee of any material change in the terms of such bond or policy. The Master Servicer shall provide annually to the trustee a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten days' notice prior to any such cessation and shall use its best efforts to obtain an comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be remitted to the Certificate Account to the extent that such amounts have not previously been paid to such account.

         Section 3.09. Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) In any case in which the Master Servicer is notified by any Mortgagor that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law unless the Master Servicer reasonably believes such enforcement is likely to result in legal action by the Mortgagor. The Master Servicer may repurchase a Mortgage Loan at the Purchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Fund or any Certificateholder. If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Master Servicer is authorized to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered (if so covered



                                     III-12
before the Master Servicer enters into such agreement) by any Primary Insurance Policy. The Master Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Trustee the original copy of such assumption agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause the REMIC Trust to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Counsel. Any fee or additional interest collected by the Master Servicer for consenting to any such conveyance or entering into any such assumption agreement may be retained by the Master Servicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy, or, in the Master Servicer's judgment, be reasonably, likely to result in legal action by the Mortgagor.

         Section 3.10. Realization upon Defaulted Mortgage Loans. (a) The Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.04 except that the Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste thereon and the Master Servicer determines it would be imprudent to do so or not in accordance with appropriate servicing standards. The Master Servicer can conclusively rely on results of third party inspections from parties it reasonably believes are qualified to conduct such inspections. In connection with such foreclosure or other conversion, the Master Servicer shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in


                                     III-13

Subsection 3.10(b). The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of an property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account pursuant to Section
3.06) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under Section 3.06. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Insurance Proceeds.

         (b) The Trust Fund shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Trust Fund within two years after its acquisition by the Trust Fund unless the Trustee shall have received an Opinion of Counsel with respect to such longer retention or the Master Servicer applies for and receives an extension of the two-year period under Section 856(e)(3) of the Code, in which case such two-year period will be extended by the period set forth in such Opinion of Counsel or approved application, as the case may be. The Trustee shall have no obligation to pay for such Opinion of Counsel.

         The Master Servicer shall prepare or cause to be prepared and submit to the Trustee, and the Trustee shall file or cause to be filed with the Internal Revenue Service a report and the Master Servicer shall deliver such report to the Mortgagor in the manner required by applicable law and such report shall contain the information required to be reported regarding any Mortgaged Property which is abandoned or which has been foreclosed. The Master Servicer shall provide a copy of any such report to the Trustee. In connection with any Mortgage Loan as to which the Master Servicer has accepted a deed in lieu of foreclosure, the Master Servicer shall insure that, at all times, the related property constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) and that such property is administered so



                                     III-14
that no tax on "net income from foreclosure property" within the meaning of Code
Section 860G(c) is imposed on the Trust Fund.

         Section 3.11. Trustee to Cooperate; Release of Mortgage Files. (a) Upon payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification signed by a Servicing Officer in the Form of Exhibit H (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account have been or will be so deposited in the appropriate subaccount thereof) and shall request delivery to the Master Servicer of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by the Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan or collection under a Required Insurance Policy, the Master Servicer shall deliver to the Trustee a Request for Release signed by a Servicing Officer on behalf of the Master Servicer in substantially the form attached as Exhibit H hereto. Upon receipt of the Request for Release, the Trustee shall deliver the Mortgage File or any document therein to the Master Servicer.

         (c) The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.11(b) to be returned to the Trustee when the need therefor no longer exists, and in any event within 21 days of the Master Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Trustee, the Master Servicer or the related Insurer to whom such file or document was delivered shall retain such file or document in its respective control unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or


                                     III-15
non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account.

         (d) The Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or
(iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer in which it requests the Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the Required Insurance Policies, affect the REMIC status of the Trust or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.12. Servicing and Other Compensation; Payment of Certain Expenses by the Master Servicer. The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount with respect to each Mortgage Loan as to which a monthly installment of principal and interest has been received equal to one-twelfth of the Master Servicing Fee Rate for such Mortgage Loan multiplied by the principal balance on which such installment of interest accrued. The Master Servicer is also entitled to retain additional servicing compensation in the form of prepayment charges, if any, assumption fees, tax service fees, fees for statement of account or payoff, late payment charges, interest on amounts deposited in the Certificate Account or Permitted Investments of such amounts, or otherwise. The Master Servicer may retain, as additional servicing compensation, amounts in respect of interest paid by borrowers in connection with any principal prepayment in full received by the Master Servicer from the first day through the 15th day of each month, other than the month of the Cut-off Date. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the fees of its counsel and all other fees and expenses not expressly stated hereunder to be for the account


                                     III-16
of the Holders of Certificates) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         As compensation for its activities under its Servicing Agreement, each Servicer shall be entitled to an amount with respect to each Mortgage Loan as to which a monthly installment of principal and interest has been received equal to one-twelfth of the Servicing Fee Rate for such Mortgage Loan multiplied by the principal balance on which such installment of interest accrued. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of premiums for Primary Mortgage Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in the Servicing Agreement and not inconsistent with this Agreement.

         The Master Servicing Fee for any month shall be reduced to the extent described as follows. Not later than the Determination Date in each month that follows a month in which a Mortgage Loan was prepaid in full or in part or a final liquidation of a Mortgage Loan has occurred, the Master Servicer shall determine for each such Mortgage Loan the amount, if any, by which (x) the annual interest at the related Mortgage Interest Rate (net of the related Master Servicing Fee Rate and related Servicing Fee Rate) on the prepaid or liquidated principal balance of such Mortgage Loan divided by twelve exceeds (y) the interest required to be paid by the Mortgagor from the due date of the last scheduled payment of principal and interest on such Mortgage Loan to the date of such prepayment [or final liquidation or receipt of proceeds under the related
Pool Insurance Policy or Special Hazard Policy (adjusted to the Mortgage Interest Rate (net of the related Master Servicing Fee Rate and related Servicing Fee Rate)]. Not later than the Advancing Date immediately succeeding such Determination Date, the Master Servicer shall deposit in the Certificate Account from its own funds the amount determined by aggregating, for each such Mortgage Loan for which the amount determined pursuant to (x) above exceeds the amount determined pursuant to (y) above, the amount of each such excess, but only to the extent of (and in reduction of) the compensation payable to it pursuant to this Section 3.12 for the calendar month in which such prepaid or liquidated principal balance is received.

         Section 3.13. Annual Statement as to Compliance. The Master Servicer, at its expense, will deliver to each Rating Agency, the Trustee and the Sponsor, [on or before of each year, beginning with in the year that begins not less than three months after the Cut-Off Date,] [quarterly on each _______, _______, _______, and ______, beginning ____________ ____, _____] an Officers'
Certificate stating that (a) a review of the activities of the Master



                                     III-17

Servicer during the preceding [calendar year] [quarter] and of its performance under this Agreement has been made under such officers' supervision, and (b) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such [year] [quarter], or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof and (c) to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statements shall be provided by the Master Servicer to Holders of Certificates upon request or by the Trustee at the expense of the Master Servicer should the Master Servicer fail to so provide such copies.

         Section 3.14. Annual Independent Public Accountants' Servicing Report. On or before of each year, beginning with the first that occurs at least three months after the Cut-Off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Rating Agency, the Sponsor and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans under pooling and servicing agreements substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report and which are set forth in such report. Copies of the statement shall be provided by the Master Servicer to Certificateholders, or by the Trustee at the Master Servicer's expense if the Master Servicer fails to provide the requested copies.

         Section 3.15. Access to Certain Documentation and Information Regarding the Mortgage Loans. The Master Servicer shall provide to the Trustee, the Office of Thrift Supervision, Certificateholders which are federally insured savings and loan associations, the FDIC and the Supervisory Agents and examiners of such board and such corporation and their agents and



                                     III-18
accountants access to the documentation regarding the Mortgage Loans requested by the Trustee, in case of access by it, or required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.15 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this
Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.

         Section 3.16. Rights of the Sponsor in Respect of the Master Servicer. The Master Servicer shall afford the Sponsor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the original Master Servicer shall furnish the Sponsor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. Unless there has been an Event of Default hereunder the Sponsor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Sponsor or its designee. The Sponsor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         [Section 3.17. Bankruptcy Bond. The Master Servicer shall obtain a Bankruptcy Bond from ____________ covering (i) certain losses resulting from Deficient Valuations or Debt Service Reductions on a Mortgage Loan, (ii) the unpaid interest on the amount of any principal reduction during the pendency of a proceeding under the Bankruptcy Code and (iii) losses resulting from the extension of the term of the Mortgage Loan by a bankruptcy court. As of the Closing Date, the Bankruptcy Bond shall be in the amount of the Bankruptcy Coverage Initial Amount and any time thereafter be in the amount of the Current Bankruptcy Amount. The coverage under the Bankruptcy Bond may be canceled or reduced to the extent permitted by the Rating Agencies rating the Certificates, so long as such cancellation or reduction does not adversely affect the ratings then assigned to the Certificates by the Rating Agencies. The Master Servicer shall use its reasonable efforts to maintain such Bankruptcy Bond



                                     III-19
and to supervise the filing of claims with respect to such Bankruptcy Bond.

         In the event that the Bankruptcy Bond shall cease to be in effect or ________ or any successor thereto ceases to be a Qualified Insurer, the Master Servicer shall exercise its reasonable efforts to obtain from a Qualified Insurer, a comparable replacement policy or bond with a total coverage which is equal to the previously existing coverage of the Bankruptcy Bond; provided, however, that if the cost of any such replacement bond shall be greater than the cost of the Bankruptcy Bond, the amount of coverage of such replacement bond shall be reduced to a level such that the premium rate therefor shall not exceed 100% of the premium rate on the Bankruptcy Bond.

         At any time, the Master Servicer may substitute a surety bond, letter of credit, another insurance policy or other credit enhancement for the Bankruptcy Bond or any substitute therefor to the extent permitted by each Rating Agency without a downgrading of the then current rating of the Certificates which shall be confirmed in writing to the Trustee by each Rating Agency. [In addition, prior to any such substitution, the Trustee shall have received an Opinion of Counsel to the effect that such new bond, letter of credit, insurance policy or other arrangement is an enforceable obligation of the issuer thereof and that such substitution will not adversely affect the status of the Pool as a REMIC or otherwise give rise to any prohibited transaction tax pursuant to Section 860F(a) of the Code or any tax on contributions after the start-up date under Section 860G(a) of the Code.]

         [Section 3.18. Maintenance of the Pool Insurance Policy. The Master Servicer shall exercise its best reasonable efforts to maintain and keep the Pool Insurance Policy in full force and effect throughout the term of this Agreement, unless coverage thereunder has been exhausted through payment of claims. The Master Servicer agrees to remit the premiums as provided in Section
3.06 for the Pool Insurance Policy on a timely basis. The Master Servicer shall use its reasonable efforts to file claims with respect to the Pool Insurance
Policy. In the event that (i) the Pool Insurer shall cease to be a Qualified Insurer because it shall not be qualified to transact a mortgage guaranty insurance business or financial guaranty insurance business, as applicable, under the laws of the state of its principal place of business or any other state which has jurisdiction over such Pool Insurer in connection with the related Pool Insurance Policy or (ii) the Pool Insurance Policy is cancelled or terminated for any reason (other than the exhaustion of the total coverage), the Master Servicer shall exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement policy comparable to such Pool Insurance Policy with a total coverage



                                     III-20
which is equal to the then existing coverage of such Pool Insurance Policy; provided, however, that if the cost of any such replacement policy shall be greater than the cost of such Pool Insurance Policy, the amount of coverage of such replacement policy shall be reduced to a level such that the premium rate therefor shall not exceed 100% of the premium rate on such Pool Insurance Policy. In the event that the Pool Insurer shall cease to be a Qualified Insurer because it is no longer approved as an insurer by either FHLMC or FNMA or because the rating assigned to the insurer by the Rating Agency has been reduced below the rating category necessary to maintain the then current rating of the Certificates assigned by such Rating Agency, the Master Servicer agrees to review, not less often than quarterly, the financial condition of the Pool Insurer with a view towards determining whether recoveries under the Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer determines that recoveries are so jeopardized, the Master Servicer shall exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy subject to the cost limitation set forth above.

         At any time, the Master Servicer may substitute a surety bond, letter or credit, another mortgage guaranty pool insurance policy or other credit enhancement for the Pool Insurance Policy or any substitute therefor to the extent permitted by the Rating Agency without a downgrading of the then current rating of the Certificates which shall be confirmed in writing to the Trustee by the Rating Agency.]

         [Section 3.19. Bankruptcy Reserve Fund. (a) The Master Servicer shall establish and maintain with the Trustee a separate trust account to be designated the "Bankruptcy Reserve Fund for the benefit of Holders of the Mortgage Pass-Through Certificates Series 199_-_. Amounts on deposit in the Bankruptcy Reserve Fund shall be withdrawn therefrom in accordance with this
Section in satisfaction of the Master Servicer's obligation to cover payment deficiencies on the Certificates occasioned by Debt Service Reductions and/or Deficient Valuations (the "Bankruptcy Support Obligation"). On the Closing Date, the Master Servicer shall deposit the Initial Bankruptcy Coverage Amount in the Bankruptcy Reserve Fund. Neither the Bankruptcy Reserve Fund nor any amounts deposited therein shall constitute a part of the assets included in the Trust Fund.

         (b) The Master Servicer grants to the Trustee for the exclusive benefit of the Certificateholders a valid and perfected first priority security interest in and to all of its right, title and interest in the Bankruptcy Reserve Fund, all amounts deposited therein and in the investments thereof and all proceeds of the conversion, voluntary or involuntary, of any of the



                                     III-21
foregoing to secure the obligations of the Master Servicer pursuant to the final paragraph of Section 3.01; provided, however, that all income from the investment of funds in the Bankruptcy Reserve Fund shall be excluded from such grant. This grant is made in trust for the uses and purposes provided herein. The Trustee acknowledges such grant and accepts the trusts under this Section in accordance with the provisions hereof. The Trustee shall maintain the Bankruptcy Reserve Fund, the amounts deposited therein and all investments thereof continuously in the State of ___________________.

         (c) The Master Servicer will cause a valid and perfected first priority security interest under the Uniform Commercial Code as in effect in the State of ____________ from time to time to be maintained in the Bankruptcy Reserve Fund, the amounts deposited therein and the investments thereof (other than any income from the investment of funds in the Bankruptcy Reserve Fund) in favor of the Trustee for the benefit of the Certificateholders in order to secure the full and timely performance by the Master Servicer of its Bankruptcy Support Obligation provided by Section 3.01. In that regard, the Master Servicer will cause to be filed, if required to maintain a perfected first priority security interest, on or before the Closing Date appropriate financing statements where required to perfect such security interest.

         (d) Amounts on deposit in the Bankruptcy Reserve Fund shall be invested by the Trustee at the written direction of the Seller, in one or more Permitted Investments in the name of the Trustee on behalf of the Certificateholders. The amount of losses, if any, incurred in respect of any such investments of amounts on deposit in the Bankruptcy Reserve Fund shall be deducted from the respective amounts on deposit therein. The Trustee shall not be liable for any losses realized on such investments made in accordance with this Section 3.19(d). Such investments shall mature no later than the Business Day preceding the next Distribution Date. On each Distribution Date the Trustee will withdraw from the Bankruptcy Reserve Fund for remittance to the Seller the amount by which the amount on deposit therein exceeds the Current Bankruptcy Amount. In addition, on the Final Distribution Date the Trustee will withdraw from the Bankruptcy Reserve Fund for remittance to the Seller the amount, if any, remaining on deposit in the Bankruptcy Reserve Fund after distribution to the Certificateholders on such Distribution Date.

         (e) On each Certificate Account Deposit Date, the Trustee shall withdraw from the Bankruptcy Reserve Fund and deposit into the Certificate Account an amount equal to the lesser of (i) the Current Bankruptcy Amount for such Distribution Date and (ii) the Bankruptcy Support Obligation for such Distribution Date.



                                     III-22

         (f) At any time, the Master Servicer may substitute a surety bond, letter of credit, insurance policy or other credit enhancement for the Bankruptcy Reserve Fund and amounts on deposit therein or any substitute therefor to the extent permitted by the Rating Agency without a downgrading of the then current rating of the Certificates which shall be confirmed in writing to the Trustee by the Rating Agency.]

         [Section 3.20. Maintenance of Special Hazard Policy. (a) The Master Servicer shall obtain a Special Hazard Insurance Policy from the Special Hazard Insurer covering (i) physical loss or damage to properties subject to defaulted Mortgage Loans caused by certain hazards (including earthquakes, mud flows and to a limited extent, floods) not insured against under customary standard forms of fire and hazard insurance policies with extended coverage (or a flood insurance policy if the related Mortgaged Property is in a federally designated flood area), and (ii) losses on such Mortgage Loans caused by reason of the application of the co-insurance clause typically contained in customary standard hazard insurance policies. Aggregate claims under the Special Hazard Insurance Policy for the Mortgage Loans will be limited to the Special Hazard Loss Coverage Amount on the Closing Date. The Master Servicer shall use its reasonable efforts to maintain such Special Hazard Insurance Policy and to file claims with respect to such Special Hazard Insurance Policy. In the event that the rating on the claims paying ability of the Special Hazard Insurer is reduced below such rating that was assigned by the Rating Agency at the time the Special Hazard Insurer became the Special Hazard Insurer, the Master Servicer shall exercise reasonable efforts to obtain from another Qualified Insurer, acceptable to the Rating Agency, a replacement policy comparable to such Special Hazard Policy with total coverage which is equal to the then existing Special Hazard Policy provided that the annual cost of such replacement policy shall not exceed 100% of the annual cost of the Special Hazard Policy.

         In the event that the Special Hazard Insurance Policy shall cease to be in effect, or the Special Hazard Insurer or any successor thereto ceases to be a Qualified Insurer, the Master Servicer shall exercise its reasonable efforts to obtain from a Qualified Insurer a comparable replacement policy with a total coverage which is equal to the previously existing coverage as long as the replacement policy can be obtained for the same premium. Any amounts collected under any such policy (other than any amount to be applied to the restoration or repair of the property encumbered by the related Mortgage Loan with respect to which such amount was collected) shall be deposited in the Certificate Account pursuant to Section 3.04 hereof.




                                     III-23

         At any time, the Master Servicer may substitute a surety bond, letter of credit, another special hazard insurance policy or other credit enhancement for either Special Hazard Insurance Policy or any substitute therefor to the extent permitted by each Rating Agency without a downgrading of the then current rating of the Certificates which shall be confirmed in writing to the Trustee by the Rating Agency.

         (b) On or before the Closing Date, the Trustee shall establish and thereafter shall maintain an account (the "Special Hazard Premium Account") entitled "Special Hazard Premium Account, _______ in trust for _______." On each Distribution Date, the Trustee will deposit to the Special Hazard Premium Account an amount equal to the Special Hazard Fee from amounts withdrawn from the Certificate Account pursuant to Section 3.06(v) hereof. Amounts on deposit in the Special Hazard Premium Account shall be invested in accordance with the instructions of the Seller in Permitted Investments which shall mature not later than the Business Day preceding the next Distribution Date (except that if such Permitted Investments are an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date on which the Annual Special Hazard premium is due). Neither the Special Hazard Premium Account nor any amounts deposited therein shall constitute a part of the assets of any trust created under this Agreement. Annually, on the Distribution Date occurring in commencing in 199_, so long as the Special Hazard Insurer is not in default of amounts payable under the Special Hazard Policy the Trustee will withdraw from the Special Hazard Premium Account and pay to the Special Hazard Insurer the premium amount due for such annual period pursuant to the terms of the Special Hazard Insurance Policy. Any amount remaining in the Special Hazard Premium Account following the above described withdrawal shall be withdrawn from the Special Hazard Premium Account and remitted to the Seller.]


                                     III-24

                                   ARTICLE IV

                 Master Servicer's Certificate; Monthly Advances


         Section 4.01. Master Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, but in no event later than the close of business on the 20th day of the month or the preceding Business Day if such 20th day is not a Business Day, the Master Servicer shall deliver to the Trustee, a Master Servicer's Certificate substantially in the form of Exhibit K, certified by a Servicing Officer.

         Such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any Mortgaged Property acquired as part of the Pool through foreclosure, deed in lieu of foreclosure or other exercise of a security interest in the Mortgaged Property.

         Section 4.02. Monthly Advances. On or before 11:00 A.M. New York time on the Advancing Date [occurring on or before the Certificate Account Deposit Date in _________], the Master Servicer shall (a) either (i) deposit in the Certificate Account from its own funds an amount equal to the Monthly Advance, if any, or (ii) cause to be made an appropriate entry in the records of the Certificate Account that all or a portion of the Amount Held for Future Distribution has been, as permitted by this Section 4.02, used by the Master Servicer in discharge of any such Monthly Advance or (iii) make advances in the form of any combination of clauses (i) and (ii) above aggregating the amount of such Monthly Advance or (b) in the event that the Master Servicer is unable to make such Monthly Advance, notify the Trustee in order to enable the Trustee to exercise its remedies hereunder, including but not limited to Section 8.01. The obligation of the Master Servicer or any successor Master Servicer to make the Monthly Advance required by this Section 4.02 is not a guaranty of payment on the Certificates and is contingent upon the Master Servicer's determination that such Monthly Advances are recoverable in accordance herewith. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. Eastern time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date.

                                    ARTICLE V

                           Payments and Statements to
                               Certificateholders


         Section 5.01. Distributions. On each Distribution Date, the Trustee shall distribute out of the Distribution Account (i) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or upon written request by a Regular Certificateholder (in the event such Certi-ficateholder owns of record Regular Certificates of any Class having denominations aggregating at least $5,000,000), by wire transfer or by such other means of payment as such Certifi-cateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

         Neither the Holders of any Class of Regular Certificates or the Residual Certificates, the Master Servicer, nor the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any Class of Regular Certificates.

         Amounts distributed with respect to any Class of Regular Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

         Section 5.02. Priorities of Distribution. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Distribution
Account and apply such funds to distributions on the Certificates in the following order of priority and to the extent of Available Funds:

                  (i) to each Class of Senior Certificates, an amount allocable to interest equal to the related Class Optimum Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimum Interest Distribution Amount that would have been distributed in the absence of such shortfall;

                  (ii) to the Class A-1 Certificates, an amount allocable to principal equal to the Senior Principal Distribution Amount, up to the Class Certificate Balance thereof;

                  (iii) subject to Section 5.02(d), to each Class of Subordinate Certificates as follows:

                           (A) to the Class M-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                           (B) to Class M-1 Certificates, an amount allocable to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof;

                           (C) to the Class B-1 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                           (D) to Class B-1 Certificates, an amount allocable to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof;

                           (E) to the Class B-2 Certificates, an amount allocable to interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                           (F) to the Class B-2 Certificates, an amount allocable to principal equal to the Subordinate Principal Distribution Amount for such Class, up to the Class Certificate Balance thereof; and

                  (iv)     to the Residual Certificates any remaining
                  Available Funds.

         (b) On each Distribution Date, the Class Optimum Interest Distribution Amount for such Distribution Date for each interest-bearing Class of Regular Certificates shall be reduced by (i) the related Class' pro rata share of Net Prepayment Interest Shortfalls based on such Class' Class Optimum Interest Distribution Amount without taking into account such Net Prepayment Interest Shortfalls, (ii) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the preceding calendar month, the related Class' pro rata share (based on the amount of interest such Class would otherwise have been entitled to receive in respect of such Mortgage Loan) of one month's interest at the related Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan,
(iii) such Class' Allocable Share of (a) after the Bankruptcy Coverage Termination Date, the interest portion of Debt Service Reductions and Deficient Valuations and (b) Relief Act Reductions during the preceding calendar month and (iv) after the Fraud Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the preceding calendar month, the related Class' pro rata share (based on the amount of interest such Class would otherwise be entitled to receive in respect of such Mortgage Loan) of one month's interest at the related Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan.

         (c) For any Distribution Date following the Special Hazard Coverage Termination Date, Fraud Loss Coverage Termination Date and Bankruptcy Coverage Termination Date, as the case may be, the amount the Regular Certificates in the aggregate are entitled to receive shall be reduced in the aggregate by the related Splinter Loss with respect to any such Special Hazard Mortgage Loan, Fraud Loan and Mortgage Loan that was subject to a Bankruptcy Loss. Any such reduction shall be allocated pro rata based on Class Certificate Balances.

         [(d)  Notwithstanding the priority and allocation  contained in Section
5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of all Classes of Subordinate Certificates which have a lower relative priority in right of distribution pursuant to Section 5.02(a)(iii) than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") having lower relative priority in right of distribution pursuant to Section
5.02(a)(iii) than such Class and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be allocated to such Class and any Classes of Subordinate Certificates having a higher relative priority in right of distribution pursuant to Section 5.02(a)(iii) than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the order provided in Section 5.02(a)(iii).]

         Section 5.03. Allocation of Net Realized Losses. (a) On or prior to each Determination Date, the Master Servicer shall determine the total amount of Net Realized Losses, if any, that occurred during the preceding calendar month.

         (b)      Net Realized Losses shall be allocated as follows:

                     (i) Net Realized Losses (other than Splinter Losses), first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates in that order, until the Class

         Certificate Balance of each such Class is reduced to zero, and second, to the Class A-1 Certificates.

                           (ii) Net Realized  Losses that are  Splinter  Losses,
         (a) prior to the Special Hazard Coverage Termination Date, the Bankruptcy Loss Coverage Termination Date or the Fraud Loss Coverage Termination Date, as applicable, first, sequentially, to the Class B-2, Class B-1 and Class M-1 Certificates, in that order, until the Class Certificate Balance of such Class is reduced to zero and second, to the Class A-1 Certificates, until Class Certificate Balance is reduced to zero and (b) after the Special Hazard Coverage Termination Date, the Bankruptcy Loss Coverage Termination Date or Fraud Loss Coverage Termination Date, as applicable, to the Senior Certificates and the Subordinate Certificates then outstanding, pro rata on the basis of their respective Class Certificate Balances.

Any Net Realized Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to the respective portion of the Initial Class Certificate Balance represented by a Certificate.

         (b) Any allocation of Net Realized Losses to a Certificate shall be accomplished by reducing the Class Certificate Balance thereof immediately following the related Distribution Date in accordance with the definition of "Class Certificate Balance."

         Section 5.04. Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Master Servicer's Certificate delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to the following Distribution Date:

                         (i) the amount received or deemed to have been received by the Master Servicer as of the close of business on the preceding Determination Date in respect of the Mortgage Loans, reduced by the sum of the amounts specified in clauses (x)-(z), inclusive, of the definition of Available Funds;

                        (ii) the aggregate Purchase Prices for any Defective Mortgage Loans or Converted Mortgage Loans to be purchased on the immediately succeeding Certificate Account Deposit Date pursuant to
         Section 2.02, 2.03 or 2.08 and (b) the amount to be deposited in the Certificate Account prior to the related Certificate Account Deposit Date pursuant to Section 2.04 in respect of Substitute Mortgage Loans;

                       (iii) the amount, if any, required to be deposited in the Certificate Account pursuant to Section 3.08(a);

                        (iv) the Available Funds for the following Distribu-tion Date;

                         (v) the Class Optimum Interest Distribution Amount for each Class of Regular Certificates for the following Distribution Date and the amount to be distributed on account of interest on each Class of Regular Certificates for the following Distribution Date;

                        (vi) the amount to be distributed and allocable to principal for each Class of Regular Certificates (other than the Notional Certificates) for the following Distribution
         Date;

                       (vii)  the  aggregate   amount  of  Net  Realized  Losses
         indicating separately the amount of Net Special Hazard Losses, Fraud Losses and Bankruptcy Losses during the preceding calendar month;

                      (viii) the amount of Bankruptcy Coverage Amount, Special Hazard Loss Coverage and the Fraud Loss Coverage
         Amount for the related Distribution Date;

                        (ix) the Senior Percentage for the following Distri-bution Date;

                         (x) the Senior Prepayment Percentage for the following Distribution Date;

                        (xi) the Subordinate Percentage and the Subordinate Percentage Allocation on a Class by Class basis for the following Distribution Date;

                       (xii) the Subordinate Prepayment Percentage and the Subordinate Prepayment Percentage Allocation on a Class by
         Class basis for the following Distribution Date;

                      (xiii) the Pool Scheduled Principal Balance for the second following Distribution Date; and

                       (xiv) the Class  Certificate  Balance  for each  Class of
         Regular Certificates after giving effect to the distribution to be made on the following Distribution Date and any adjustments to the Class Certificate Balances of such Certificates on such following Distribution Date as a result of Net Realized Losses; and

         (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Master Servicer's Certificate, shall prepare and mail to each Holder of a Certificate, each Rating Agency and the Master Servicer a statement setting forth:

                         (i) (a) the amount of such distribution to Holders of each Class of Regular Certificates allocable to interest, any Class Unpaid Interest Shortfall for such Class included in such distribution and any remaining Class Unpaid Interest Shortfall for such Class after giving effect to such distribution and (b) the amounts of (v) Net Prepayment Interest Shortfall; (w) the amount of Prepayment Interest Shortfalls offset by the Master Servicing Fee; (x) the interest portion of Net Special Hazard Losses and Fraud Losses; (y) the interest portion of Debt Service Reductions and Deficient Valuations; and (z) Relief Act Reductions, in each case allocated to each Class on such Distribution Date;


                        (ii) the amount of such distribution to Holders of each Class of Regular Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

                       (iii) the amount of any Monthly Advance pursuant to
         Section 4.02;

                        (iv) the Class Certificate Balance of each Class of Regular Certificates on such Distribution Date after giving effect to the distribution of principal and any adjustments to the Class Certificate Balances of such Certificates as a result of Net Realized Losses resulting from (a) Special Hazard Losses, (b) Deficient Valuations or Debt Service Reductions, (c) Fraud Losses and (d) Net Realized Losses not included in clauses (a) - (c) above, separately listing the amounts of adjustments resulting from each such category;

                         (v) the Pool Scheduled Principal Balance of the Mortgage Loans for the following Distribution Date;

                        (vi) the aggregate amount of Net Special Hazard Losses, Bankruptcy Losses and Fraud Losses during the preceding calendar month (separately stating the amount of principal reduction and interest reduction pursuant to Sections 5.02(b) and 5.02(c)) and the Special Hazard Loss Coverage Amount, Bankruptcy Coverage Amount and the Fraud Loss Coverage Amount for the following Distribution Date;

                       (vii) the number and aggregate principal balances of Mortgage Loans delinquent as of the end of the previous month (a) one month, (b) two months and (c) three or more months and loans in foreclosure;

                      (viii) the book value (within the meaning of 12 C.F.R. ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                   (ix) the amount of Net Realized Losses allocated to each such Class;

                    (x)  the Senior Percentage for the following
         Distribution Date;

                   (xi) the Senior Prepayment Percentage for the following Distribution Date; and

                  (xii) the Subordinate Percentage and the Subordinate Percentage Allocation on a Class by Class basis for the following Distribution Date; and

             (xiii) the Subordinate Prepayment Percentage and the Subordinate Prepayment Percentage Allocation on a Class by Class basis for the following Distribution Date.

         In the case of information furnished pursuant to subclauses (i), (ii) and (ix) above, the amounts shall be expressed as a dollar amount or Notional Amount, as the case may be, per Certificate with a $1,000 denomination.

         [Within a reasonable period of time after the end of each calendar year, the [Master Servicer] shall forward to the Trustee for mailing to each Person who at any time during the calendar year was the Holder of a Regular Certificate, or Residual Certificate a statement containing the information set forth in subclauses (i) and (ii) above in the case of a Regular Certifi-cateholder, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the [Master Servicer] shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the [Master Servicer] pursuant to any requirements of the Code as from time to time in force.]

         [The Master Servicer shall provide on an aggregate basis with respect to each Class of Certificates to enable the Trustee to deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and Master Servicer shall prepare and provide to the Trustee, and the Trustee shall forward to

Certificateholders in the form so provided (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) as directed by the Master Servicer, such other reasonable information as the Master Servicer deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holders of the Certificates by the Master Servicer), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Master Servicer in its absolute discretion, that constitute qualifying real property loans under Section 593 of the Code, real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation
Section 7.03 hereof, shall be interpreted to require the Master Servicer periodically to appraise the fair market values of the assets of the Pool or to indemnify the Pool or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Master Servicer's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.]

         Section 5.05. Tax Returns and Reports to Certificate-holders. (a) For federal income tax purposes, the Trust Fund shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

         [(b) The Master Servicer shall prepare or cause to be prepared and shall deliver to the Trustee for signature, and the Trustee shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the Trust Fund containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust Fund and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations, or rules.]

         [(c) In the first federal income tax return of the Trust Fund for its short taxable year ending December 31, 199 , REMIC status shall be elected for such taxable year and all succeeding taxable years.]

         [(d) The Trustee will maintain or cause to be maintained such records relating to the Trust Fund, including but not limited to the income, expenses, assets and liabilities of the Pool, and the fair market value and adjusted basis of the Pool property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.]

         [Section 5.06. Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the Trust Fund as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code.

         [Section 5.07. Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent statement of condition publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.]

         [Section 5.08. REMIC Related Covenants. For as long as the Pool shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the Trust Fund as a REMIC and avoid the imposition of tax on the Trust Fund. In particular:

                  (a) The Trustee shall not create, or permit the creation of, any "interests" in the Trust Fund within the meaning of Code Section 860D(a)(2) other than the interests represented by the Trust Fund, Regular Certificates and the Residual Certifi-cates, respectively.

                  (b) Except as otherwise provided in the Code, the Sponsor and the Master Servicer shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in the Trust Fund constitutes either "qualified mortgages" or "permitted investments" as defined in Code
Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the Trust Fund after the start-up day unless such grant would not subject the Pool to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

                  (c) The Trustee shall not accept on behalf of the Trust Fund any fee or other compensation for services and shall not accept on behalf of the Pool any income from assets other than those permitted to be held by a REMIC.

                  (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.03), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

                  (e) The Trustee shall maintain books with respect to the Trust Fund on a calendar year taxable year and on an accrual basis.

         Neither the Master Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Sponsor, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Master Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the Trust Fund and will not disqualify the Trust Fund from treatment as a REMIC; and provided, that the Master Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.]

         [SECTION 5.09.  Determination of Pass-Through Rates for COFI
Certificates.

         The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in (1) to the table relating to the Certificates in the Preliminary Statement.

         Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

         Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

         On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

         With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest
Determination Date as follows:

                  (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

                  (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

         From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

         In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.05.

         The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]

         [SECTION 5.10.  Determination of Pass-Through Rates for
LIBOR Certificates.

         On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

         LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

                  (a) If on any interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

                  (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  (c) If on any interest Determination Date the trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date, or, in the case of the first Interest Determination Date, the Initial LIBOR Rate.

         Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for
(i) the selection of any  Reference  Bank for purposes of  determining  LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

         The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

         In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to

LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.10.

         The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.]

                                   ARTICLE VI

                                The Certificates


         Section 6.01. The Certificates. The Classes of Senior Certificates, the Residual Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A, B, D and E (reverse of all Certificates) and shall, on original issue, be executed by the Sponsor and shall be countersigned and delivered by the Trustee to or upon the order of the Sponsor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $[ ] and integral multiples of $[ ] in excess thereof. The Subordinate Certificates shall be available to investors in fully registered form in interests representing minimum dollar Certificate Balances of $[ ] and integral dollar multiples of $[ ] in excess thereof (except one Certificate of such Class may be issued with a Certificate Balance in any amount in excess of the minimum denomination).

         The Residual Certificates shall be in fully registered form in minimum Percentage Interests of 10% and integral multiples of 10% in excess thereof (except one Residual Certificate may be available in a Percentage Interest which is equal to 0.001%).

         The Certificates shall be executed by manual or facsimile signature on behalf of the Sponsor by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Sponsor shall bind the Sponsor, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

         Section 6.02. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The

Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Sponsor shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Sponsor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Sponsor and (ii) the Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Sponsor and the Trustee certifying to the Sponsor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Sponsor. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates;

(iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating
firms  as   representatives   of  the  Certificate   Owners  of  the  Book-Entry
Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         If (x) (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Sponsor is unable to locate a qualified successor, (y) the Sponsor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Class Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Sponsor nor the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certifi-cateholders hereunder.

         No transfer of a ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such trans-feree is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Master Servicer.

         Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Sponsor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                         (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                       (iii) No Ownership Interest in a Residual Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

                           A. an  affidavit in the form of Exhibit I hereto from
                  the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

                        (iv)  Any   attempted  or  purported   transfer  of  any
         Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported trans-feree. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                         (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                        (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Master Servicer will provide to the Internal Revenue Service, and to the persons specified in
         Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of Section 6.02 shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust Fund to fail to qualify as a REMIC.

         No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Sponsor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Pool, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Sponsor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                       The Sponsor and the Master Servicer


         Section 7.01. Respective Liabilities of the Sponsor and the Master Servicer. The Sponsor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Sponsor and the Master Servicer herein. By way of illustration and not limitation, the Sponsor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 3.16 or Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 7.02. Merger or Consolidation of the Sponsor or the Master Servicer. The Sponsor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Sponsor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Sponsor or the Master Servicer shall be a party, or any Person succeeding to the business of the Sponsor or the Master Servicer, shall be the successor of the Sponsor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

         Section 7.03. Limitation on Liability of the Sponsor, the Master Servicer and Others. Neither the Sponsor, the Master Servicer nor any of the directors, officers, employees or agents of the Sponsor or of the Master Servicer shall be under any liability to the Pool or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sponsor, the Master Servicer or any such person against any breach of warranties or representations made herein or any


                                      VII-1
liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer shall be indemnified by the Pool and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Sponsor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Sponsor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Pool, and the Sponsor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Certificate Account as provided by Section 3.06.

         Section 7.04. Sponsor and Master Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Sponsor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Sponsor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 8.02 hereof.


                                      VII-2

                                  ARTICLE VIII

                                     Default


         Section 8.01. Events of Default. If any one of the follow-ing events ("Events of Default") shall occur and be continuing:

                         (i) Any failure by the Master Servicer to deposit amounts in the Certificate Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied for a period of five (5) days; or

                        (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Voting Rights; or

                       (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                        (iv)  The   consent  by  the  Master   Servicer  to  the
         appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                         (v) the failure of the Master Servicer to remit the Monthly Advance required to be remitted pursuant to Section


                                     VIII-1

         4.02 which failure continues unremedied for a period of two Business Days after the date upon which notice of such failure shall have been given to the Master Servicer by the Trustee.

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Master Servicer, either the Trustee or the Holders of Certificates evidencing not less than 51% of all Voting Rights may by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. If an Event of Default described in clause (v) hereof shall occur, the Trustee shall, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and shall, as successor Master Servicer, shall make the Monthly Advance which the Master Servicer failed to make. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Certificate Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency.

         Section 8.02. Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce its rights and remedies, of the Certificateholders (including the


                                     VIII-2
institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

         Section 8.03. Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Voting Rights may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement, provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

         Section 8.04. Action upon Certain Failures of the Master Servicer and upon Event of Default. In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 8.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholder's best interest, give notice thereof to the Master Servicer. In the event that the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certifi-cateholders.

         Section 8.05.  Trustee to Act; Appointment of Successor.
(a)  On and after the time the Master Servicer receives a notice


                                     VIII-3
of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement, including but not limited to Section 4.02 herein, be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make Monthly Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are nonrecoverable. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as successor Master Servicer shall not as evidenced in writing by the Rating Agency adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor, including the Trustee, to the Master Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.08.

         Section 8.06. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Trustee shall give prompt




                                     VIII-4
written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                     VIII-5

                                   ARTICLE IX

                                   The Trustee


         Section 9.01. Duties of Trustee. (a) The Trustee, except during the continuance of a default by (a) the Seller or (b) the occurrence of one or more of the events specified in Section 8.01, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case of default or the occurrence of any such event as specified above, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Master Servicer or the Sponsor to the Trustee pursuant to this Agreement.

         (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) This paragraph shall not be construed to limit the effect of paragraph (a) of this Section 9.01;

                        (ii) The Trustee and co-trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03 hereof;

                       (iii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice, of any event described in Section 8.01(ii) through (v) unless a Responsible Officer assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless written notice of any event is received at the Corporate Trust Office, and such notice references the Certificates and this Agreement; and

                        (iv) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

                         (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditor or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                       (iii) The Trustee and any co-trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                        (iv) Unless a default in respect of the Mortgage Loans or an event specified in Section 8.01 shall have occurred and be continuing and, in each case is known to a Responsible Officer of the Trustee, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 50% of all Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense of every such examination shall be an expense of the Pool; and

                         (v) The Trustee and any co-trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee and any co-trustee shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 9.03. Trustee Not Liable for Certificates. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Sponsor of funds paid to the Sponsor in consideration of the assignment of the Mortgage Loans hereunder by the Sponsor, or for the use or application of any funds paid to Servicers or the Master Servicer in respect of the Mortgage Loans or deposited into the Certificate Account by the Master Servicer.

         Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Master Servicer, any Servicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

         Section 9.05. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (i) an institution the deposits of which are fully insured by the FDIC and (ii) a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $30,000,000 and subject to supervision or examination by Federal or State authority and, with respect to every successor trustee hereunder except as pursuant to Section 9.08 (iii) either an institution (a) the long-term unsecured debt obligations of which are rated at least "[ ]" by [ ] or (b) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Sponsor or the Master Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

         Section 9.06. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Master Servicer shall use its best efforts to promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provision of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

         The Holders of Certificates evidencing not less than 50% of all Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer and the Trustee; the Master Servicer shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this

Section 9.06 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.07.

         Section 9.07. Successor Trustee. Any successor trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.

         No  successor  trustee  shall  accept  appointment  as provided in this
Section 9.07 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 9.05.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.07, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency. If the Master
Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         Section 9.08. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.09. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, or separate trustee or separate trustees, of all or any part of the Pool, and to vest in such Person or Persons, in such capacity, such title to the Pool, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 10 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.05 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pool or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee and co-trustee, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.10. Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in [ ], having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

         Any  corporation  or  national  banking   association  into  which  any
Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving
written notice of resignation to the Trustee and to the Master
Servicer.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer.  Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificate-holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

         Section 9.11. Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Sponsor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates). Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matter's Person or Paying Agent hereunder or for any other expenses.

         Section 9.12. Tax Returns. The Trustee will prepare any federal, state and local income tax or information returns of the Pool and shall file or cause to be filed such returns.

                                    ARTICLE X

                                   Termination


         Section 10.01. Termination upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Sponsor, the Master Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date, the obligations of the Master Servicer to send certain notices as hereinafter set forth and pursuant to Sections 9.11 and 9.12 hereof and the obligation of the [ ] pursuant to Section 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Pool at a price equal to the sum of (A) 100% of the Scheduled Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (B) below) and (B) the fair market value of such acquired property (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Interest Rate (net of the related Master Servicing Fee Rate and the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Pool or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (b) the Distribution Date in _____________.

         The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Scheduled Principal Balance as of the Final Distribution Date being less than __ percent of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Master Servicer shall provide to the Trustee the certification required by Section 3.11 and the Trustee shall, promptly following payment of the purchase price, release to the purchaser the Mortgage Files pertaining to the Mortgage Loans being purchased.

         Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Master Servicer (if exercising its right to purchase the assets of the Pool) or by the Trustee (in any other case) by letter to Certifi-cateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the assets of the Pool computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Class Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

         In the event that all of the Certificateholders shall not surrender their Certificates for final payment cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Trustee Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Master Servicer (if it exercised its right to purchase the assets of the Pool) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificate-holders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

         [Section 10.02. Additional Termination Requirements. (a) In the event the Master Servicer exercises its purchase option as provided in Section 10.01 the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                         (i) Within 90 days prior to the Final Distribution Date set forth in the notice given by the Master Servicer under Section 10.01, the holders of 100% of the aggregate Percentage Interests evidenced by the Residual Certificates shall adopt a plan of complete liquidation of the Trust Fund; and

                        (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to adopt such a plan of complete liquidation upon the written request of the Master Servicer and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.]

                                   ARTICLE XI

                            Miscellaneous Provisions


         Section 11.01. Amendment. This Agreement may be amended from time to time by the Sponsor, the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificate-holders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein or therein, as the case may be,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC or
(iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that (x) as evidenced by an Opinion of Counsel in each case such action shall not, adversely affect in any material respect the interests of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust Fund as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause
(iii) above, such amendment is necessary to maintain the qualification of the Trust Fund as a REMIC; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

         This Agreement may also be amended from time to time by the Sponsor, the Seller, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing not less than 66-2/3% of all Voting Rights, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

         Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Fund as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Fund as a REMIC.

         Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to the Rating Agency.

         It shall not be necessary for the consent of Certificate-holders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Section 11.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Pool, nor entitle such Certificateholder's legal representatives or heirs to claim an




B                                      XI-2
accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Pool, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Pool, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of all Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificate-holders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05. Notices. All demands, notices and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to (a) in the case of the Sponsor, Headlands Mortgage Securities, Inc., Attention: [ ], (b) in the case of the Master Servicer and Seller, Headlands Mortgage Company, Attention: [ ], (d) in the case of the Trustee, [ ] Attention: [ ], or, as to each party, at such other address as shall be designated by such party in a written notice to each other party,
(e) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn: Residential Pass-Through Monitoring, (f) in the case of S&P, Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Residential Mortgage Surveillance, (g) in the case of Duff & Phelps, Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York 10007, Attention: MBS Monitoring, and (h) in the case of Fitch, Fitch Investors Service, Inc., One State Street Plaza, New York, New York 10004,
Attn: Residential Mortgage Surveillance Group. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Pool, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Pool or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

         Section 11.08.  Access to List of Certificateholders.  The
Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certifi-cateholders as of the most recent Record Date for payment of distributions to Certificateholders.

         If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificate-holders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

         Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         IN WITNESS WHEREOF, the Sponsor, the Master Servicer, the Seller and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                            HEADLANDS MORTGAGE SECURITIES, INC.
                               as Sponsor


                            By
                              Title:  Vice President


                            HEADLANDS MORTGAGE COMPANY
                              as Seller and Master Servicer


                            By
                                 Title:


                            -----------------------------------
                              as Trustee


                            By
                              Title:  Vice President

State of New York                   )
                                    ) ss.:
County of New York                  )


                  On the ______ day of ___________, 199_, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that s/he is the _________________ of Headlands Mortgage Securities, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of such corporation.


                                               Notary Public

[Notarial Seal]






State of New York                   )
                                    ) ss.:
County of New York                  )


                  On the _____ day of _______________, 199_, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that s/he is an Authorized Signatory of __________________, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of said corporation.



                                                Notary Public

[Notarial Seal]

State of New York                   )
                                    ) ss.:
County of New York                  )

                  On the _________ day of  ________________,  199_, before me, a notary public in and for the State of New York, personally appeared _________________________, known to me who, being by me duly sworn, did depose and say that s/he is a [ ] of ______________________________, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of said corporation.



                                              Notary Public

[Notarial Seal]

                                                                  EXHIBIT A


                          [FORM OF SENIOR CERTIFICATE]


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE , OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF AN ENTITY REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.                         CUSIP No.:
Class [X] [A-]   Certificate

Date of Pooling and Servicing           Initial Weighted Average
Agreement and Cut-Off Date:             Pass-Through Rate:
________________, 199__                               %

First Distribution Date:                Initial [Certificate
________________, 199__                 Balance] [Notional Amount] of
                                        all Class [A-][X] Certificates:
                                        $

Last Scheduled                          Initial [Certificate Balance]
Distribution Date:                      [Notional Amount] of this
                                        Certificate:
                                        $

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 199__-__

evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on and proceeds of a pool (the "Pool") of fixed rate, one- to four-family first mortgage loans formed and sold by


                       HEADLANDS MORTGAGE SECURITIES, INC.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by Headlands Mortgage Securities Inc., Headlands Mortgage Company, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of fixed rate one- to four-family first mortgage loans (the "Mortgage Loans"). The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among Headlands Mortgage Securities, Inc., as sponsor (the "Sponsor"), Headlands Mortgage Company, as master servicer and seller (in such capacities, the "Master Servicer" and the "Seller"), and [ ], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

         Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the

Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                         HEADLANDS MORTGAGE SECURITIES,
                                         INC.

                                         By:__________________________
                                         Name:
                                         Title:






Countersigned:


By_______________________________
         Authorized Signatory of the
         Trustee, as defined herein

                                                                   EXHIBIT B

                         [FORM OF RESIDUAL CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE REGULAR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE IS NOT TREATED AS INDEBTEDNESS OF THE ISSUER FOR FEDERAL INCOME TAX PURPOSES.

NO EMPLOYEE BENEFIT PLAN (A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (AN "ERISA PLAN"), NOR ANY INDIVIDUAL RETIREMENT ACCOUNT (AN "ACCOUNT") OR ANY PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "SECTION 4975 PLAN"), MAY PURCHASE OR INVEST IN THIS CERTIFICATE. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS IT IS ACCOMPANIED BY EITHER (I) A REPRESENTATION LETTER FROM THE PROPOSED TRANSFEREE, ACCEPTABLE TO THE TRUSTEE, TO THE EFFECT THAT SUCH PROPOSED TRANSFEREE IS NOT AN ERISA PLAN, ACCOUNT OR
SECTION 4975 PLAN OR (II) IN THE CASE OF ANY SUCH PROPOSED TRANSFEREE WHICH IS A PLAN, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE MASTER SERVICER TO THE EFFECT SET FORTH IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE REPRESENTS A "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE MASTER SERVICER UNDER SUCH AGREEMENT.]

Certificate No.                                 Percentage Interest of this
                                                Residual Certificate:       %
Residual Certificate

Date of Pooling and Servicing
Agreement and Cut-Off Date:                     First Distribution Date:
_________________, 199__                        _________________, 199__

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 199___-__

evidencing a percentage interest in the distributions allocable to the Class of Certificates specified above from payments on and proceeds of a pool (the "Pool") of fixed rate, one- to four-family first mortgage loans formed and sold by

                       HEADLANDS MORTGAGE SECURITIES, INC.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by Headlands Mortgage Securities Inc., Headlands Mortgage Company, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of fixed rate one- to four-family first mortgage loans (the "Mortgage Loans"). The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among Headlands Mortgage Securities, Inc., as sponsor (the "Sponsor"), Headlands Mortgage Company, as master servicer and seller (in such capacities, the "Master Servicer" and the "Seller"), and [ ], as Trustee (the "Trustee"). The Trust Fund will consist primarily of one asset pool, with respect to which an election will be made to treat it as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Residual Certificates will constitute "residual interests" in the Pool. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates of the Class specified above pursuant to the Agreement.

         Distributions, if any, on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate

Register received by the Trustee five Business Days before a Record Date, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         No transfer of a Residual Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of such a transfer, (i) the Trustee or the Sponsor may require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Sponsor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Sponsor certifying as to the fact surrounding such transfer. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No transfer of a Residual Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, or (ii) in the case of any such Residual Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Sponsor to the effect that the purchase or holding of such Residual Certificate will not result in the assets of the pool being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

         Neither this Certificate nor any Ownership Interest herein may be transferred and any proposed transferee hereof shall not become the registered Holder hereof, without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest, the Trustee shall as a condition to such consent require delivery to it, and the proposed transferee shall deliver to the Trustee, (i) an affidavit (a "Transfer Affidavit") of the proposed transferee (in the form of Exhibit I to the Agreement) representing and warranting that such transferee is a Permitted Transferee (as defined in the Agreement), that it is not acquiring its Ownership Interest that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee and (ii) a covenant of the proposed transferee that it will abide by the transfer restrictions applicable to the Residual Certificates set forth in the Agreement.

         A Permitted Transferee is any Person other than (i) the United States or any State or any political subdivision of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521)), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C) and (v) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any Transfer to such Person may cause the Pool or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such Transfer. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

         Any purported transfer of a Residual Certificate in violation of the restriction on transfer will be null and void and vest no rights in the purported transferee.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Sponsor has caused this Certificate to be duly executed.

Dated:


                                              HEADLANDS MORTGAGE SECURITIES,
                                              INC.


                                              By____________________________
                                               Name:
                                               Title:



Countersigned:


By_______________________________
         Authorized Signatory of
         the Trustee, as defined herein

                                                                  EXHIBIT D
                       [FORM OF SUBORDINATED CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN
OTHER CLASSES OF REGULAR CERTIFICATES AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NO EMPLOYEE BENEFIT PLAN (A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (AN "ERISA PLAN"), NOR ANY INDIVIDUAL RETIREMENT ACCOUNT (AN "ACCOUNT") OR ANY PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "SECTION 4975 PLAN"), MAY PURCHASE OR INVEST IN THIS CERTIFICATE. THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER UNLESS IT IS ACCOMPANIED BY EITHER (I) A REPRESENTATION LETTER FROM THE PROPOSED TRANSFEREE, ACCEPTABLE TO THE TRUSTEE, TO THE EFFECT THAT SUCH PROPOSED TRANSFEREE IS NOT AN ERISA PLAN, ACCOUNT OR
SECTION 4975 PLAN OR (II) IN THE CASE OF ANY SUCH PROPOSED TRANSFEREE WHICH IS A PLAN, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE MASTER SERVICER TO THE EFFECT SET FORTH IN THE AGREEMENT.


Certificate No.                             CUSIP No.:
Class [M-] [B-]   Certificate

Date of Pooling and Servicing
Agreement and Cut-Off Date:                 Pass-Through Rate:
____________________, 199__                                %

First Distribution Date:                    Initial Certificate
____________________, 199__                 Balance of all Class [M-] [B-]
                                            Certificates:
                                            $

Last Scheduled                              Initial Certificate Balance
Distribution Date:                          of this Certificate:
                                            $

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 199__-__

evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on and proceeds of a pool (the "Pool") of fixed rate, one- to four-family first mortgage loans formed and sold by

                       HEADLANDS MORTGAGE SECURITIES, INC.

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by Headlands Mortgage Securities Inc., Headlands Mortgage Company, or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         THIS CERTIFIES THAT _____________________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of fixed rate one- to four-family first mortgage loans (the "Mortgage Loans"). The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among Headlands Mortgage Securities, Inc., as sponsor (the "Sponsor"), Headlands Mortgage Company, as master servicer and seller (in such capacities, the "Master Servicer" and the "Seller"), and [ ], as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

         Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in [ ].

         [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and doe hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, or (ii) in the case of any such this Certificate presented for registration in the name of an employee benefit plan subject to ERISA, and
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Sponsor to the effect that the purchase or holding of such this Certificate will not result in the assets of the

Pool being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:


                                             HEADLANDS MORTGAGE SECURITIES,
                                             INC.

                                             By:__________________________
                                             Name:
                                             Title:






Countersigned:


By_______________________________
         Authorized Signatory of the
         Trustee, as defined herein

                                                                     EXHIBIT E

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 199___-__


         This Certificate is one of a duly authorized issue of Certificates designated Mortgage Pass-Through Certificates (the "Certificates"), Series 199___-__, and representing a beneficial ownership interest in (i) the Mortgage Loans, and the proceeds thereof, (ii) property acquired by the Pool by foreclosure or deed in lieu of foreclosure or otherwise, and (iii) the interest of the Certificateholders in any insurance policies in respect of the Mortgage Loans.

         The Certificates are limited in right of payment to certain payments on, and collections in respect of, the Mortgage Loans, all as more specifically set forth in the Agreement. Each Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor, the Master Servicer, the Trustee and the Seller and the rights of the Certificateholders under the Agreement at any time by the Sponsor, the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing interests aggregating not less than 66-2/3% of all Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee in [ ], accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest in the Pool will be issued to the designated transferee or trans-ferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Sponsor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Sponsor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Pool created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon the earlier of (a) the repurchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Pool at a price determined as provided in the Agreement, (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Pool or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan, or (c) the Distribution Date in ____________________. The exercise of the right of the Master Servicer to repurchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Master Servicer to repurchase being subject to the Pool Scheduled Principal Balance of the Mortgage Loans at the time of repurchase being less than [ ] percent of the aggregate of the Cut-Off Date Pool Scheduled Principal Balance of such Mortgage Loans.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                                   ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto -------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
--------------------.

(Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Pool.

   I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
----------------------------------------------------------------.

Dated:
                           -------------------------------------
                           Signature by or on behalf of assignor

                           -------------------------------------
                           Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

   Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________
---------------------------------------------------------------.
for the account of______________________________________________
account number ______________, or, if mailed by check, to ______
---------------------------------------------------------------.
Applicable statements should be mailed to ______________________
---------------------------------------------------------------.

   This information is provided by ____________________________, the assignee named above, or __________________________________, as its agent.

                                                             EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                                                                   EXHIBIT G

                             SELLER'S AGREEMENT FOR
                                 MORTGAGE LOANS


                        Dated as of _____________, 199__


                           HEADLANDS MORTGAGE COMPANY
                                    as Seller

                                       and

                       HEADLANDS MORTGAGE SECURITIES, INC.
                                  as Purchaser

                                    CONTENTS


Section                                                            Page

Statement of the Transaction......................................... 1

ARTICLE I       DEFINITIONS.......................................... 2

ARTICLE II      CONVEYANCE OF THE MORTGAGE LOANS..................... 4

ARTICLE III     REPRESENTATIONS AND WARRANTIES....................... 6

ARTICLE IV      ACKNOWLEDGEMENTS..................................... 8

ARTICLE V       MISCELLANEOUS........................................ 9


Schedule A -    Mortgage Loan Schedule

                          Statement of the Transaction


                  Subject to the terms and conditions hereof, Headlands Mortgage Company, (the "Seller") agrees to sell and transfer to Headlands Mortgage Securities, Inc. (the "Purchaser") and the Purchaser hereby agrees to purchase and accept from the Seller, those mortgage loans listed in the Mortgage Loan Schedule attached hereto as Schedule A, having been identified thereon as being sold by it (the "Mortgage Loans"), having aggregate Principal Balances on the Cut-Off Date of approximately $___________ at the respective Mortgage Loan Purchase Price.

                  Each Mortgage Loan will be serviced by the Master Servicer for the related Master Servicing Fee indicated on Schedule A. The Mortgage Loans will be serviced in accordance with the terms of the Pooling Agreement.

                  Simultaneously with the sale of the Mortgage Loans to the Purchaser on the Closing Date, the Mortgage Loans will be sold to a trust in exchange for the Mortgage Pass-Through Certificates, Series 199___-__ (the "Certificates").

                  The Seller agrees to cooperate and use its best efforts to facilitate the execution and delivery of the Pooling Agreement (as defined herein) pursuant to which the Certificates will be issued.

                  The following sets forth the terms and conditions of the contemplated transaction, to which the parties have agreed, as evidenced by the execution of this Agreement.

                                    ARTICLE I

                                   DEFINITIONS


                  Section 1.01 Whenever used in the Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings (capitalized terms not otherwise defined herein are used herein with the meanings assigned thereto in the Pooling Agreement):

                  Agreement: This Seller's Agreement for Mortgage Loans including all schedules, amendments and supplements hereto.

                  Closing Date:   _____________, 199__.

                  Mortgage File:  As to each Mortgage Loan:

                  (a) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (b) the original Mortgage, which shall have been recorded, with evidence of such recording indicated thereon, (c) the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Trustee of the Mortgage, with evidence or recording with respect to each Mortgage Loan in the name of the Trustee thereon, (d) all intervening assignments of the Mortgage, if any, to the extent available to the Sponsor with evidence of recording thereon, (e) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (f) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and
(g) originals of all assumption and modification agreements, if any.

                  Mortgage Loan Purchase Price: $________________ plus accrued interest from ____________, 199__ at the weighted average
Mortgage Interest Rate to, but not including, the Closing Date.

                  Mortgage Loans: Each Mortgage Loan identified on the Mortgage Loan Schedule attached as Schedule A hereto.

                  Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Pool. The initial schedule of Mortgage Loans attached hereto as Schedule A, which sets forth the following information as to each Mortgage Loan: (i) the Mortgage Loan identifying number;
(ii) the Mort-gagor's name; (iii) the street address of the Mortgaged Property, including the state; (iv) the property type of the related Mor-tgaged Property; (v) the original number of months to maturity; (vi) the Loan-to-Value Ratio as of the Cut-Off Date; (vii) the Mortgage Interest Rate as of the date of origination; (viii) the scheduled amount of the monthly installment of principal and interest; (ix) the original principal amount; (x) the Cut-Off Date Principal Balance; (xi) identifying number of related Servicer, and (xii) the related Servicing Fee Rate and the Master Servicing Rate.

                  Pooling Agreement: The Pooling and Servicing Agree-ment, dated as of __________________, 199__ among the Purchaser, as Sponsor, Headlands Mortgage Company, as Seller and Master
Servicer and the Trustee, as Trustee.

                  Person:  Any  individual,   corporation,   partnership,  joint
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Master Servicer:  Headlands Mortgage Company

                  Trustee:  [                         ]

                  Underwriting Agreement: The Underwriting Agreement, dated _______________________, 199__, between Headlands Mortgage
Securities, Inc. and [                  ].

                                   ARTICLE II

                        CONVEYANCE OF THE MORTGAGE LOANS


                  Section 2.01 Delivery and Examination of Mortgage
                               File.

                  Conveyance of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser without recourse all the right, title and interest of the Seller in and to the related Mortgage Loans and the related Mortgage Notes, including all interest and principal received on or with respect to such Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date).

                  In connection with such transfer and assignment, the Seller does hereby deliver to the Purchaser or the Trustee as the Purchaser's designee the Mortgage File pertaining to each Mortgage Loan so transferred and assigned; provided however, that in any instances where the original recorded Mortgage or interim recorded assignments of Mortgage cannot be delivered by the Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording, the Seller may in lieu of delivering such original recorded Mortgage or interim assignment, deliver to the Purchaser or the Trustee a copy thereof, provided that the Seller certifies that the original Mortgage or interim assignment has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor or to the appropriate public recording office in the applicable jurisdiction. In all such instances, the Seller will deliver or cause to be delivered the original recorded Mortgage or interim assignment to the Trustee promptly upon receipt thereof. The Seller shall exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee within 180 days of the execution and delivery of this Agreement the original title insurance policy with respect to each Mortgage Loan assigned to the Purchaser pursuant to this Section 2.01.

                  In the case of Mortgage Loans which have been prepaid in full after the Cut-Off Date and prior to the date of execution and delivery of this Agreement, the Seller, in lieu of delivering the above documents to the Purchaser or the Trustee, shall make the deposit required by Section 3.11 of the Pooling Agreement and shall deliver to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.11 of the Pooling Agreement.

                  Section 2.02  Acceptance by Purchaser.

         The  Purchaser  acknowledges  receipt of the  documents  referred to in
Section 2.01.

                  Section 2.03  Closing.

                  On the Closing Date the Purchaser shall pay to the Seller the applicable Mortgage Loan Purchase Price for the related Mortgage Loans by wire transfer of immediately available funds or such other method of payment as the parties hereto may agree.

                  Section 2.04 Survival of Representations and Warran-
                               ties, Repurchase Obligation of the
                               Seller.

                  It is  understood  and  agreed  that the  representations  and warranties set forth in Article III are continuing representations and warranties and shall survive delivery and release of the Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, the Master Servicer, any holder of Certificates representing an undivided interest in the Mortgage Loans, or the Trustee (referred to herein collectively as "Interested Persons"), notwithstanding any restrictive or qualified endorsement on any Mortgage Note or any examination of the Mortgage File.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


                  Section 3.01 Representations and Warranties of the
                               Seller.


                  (a) The Seller hereby repeats and affirms the representations and warranties made to the Purchaser in the Pooling Agreement as if such representations and warranties were set forth herein;

                  (b) The Seller is a corporation, validly existing and in good standing under the laws of California; the Seller has the power and authority to execute, deliver and perform this Agreement; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

                  (c) No approval of the transactions contemplated by this Agreement from any federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such approval has been or, prior to the Closing Date, will be obtained. There are no actions or proceedings pending, or affecting the Seller which would adversely affect its ability to perform hereunder.

                  (d) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller and will not result in the breach of any term or provision of the charter or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject.

                  (e) Neither the Agreement nor any statement, report or other document furnished or to be furnished pursuant to the Agreement or in connection with the transaction contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.


                  (f) The collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments due to the Seller have been capitalized under any Mortgage or the related Mortgage Note.

                  [(g) The Seller has fully complied, and will continue to maintain full compliance with the provisions of Section 13(e) of the Federal Deposit Insurance Act (12 U.S.C.
         ss. 1823(E)).]

                  The Seller  agrees to comply  with the  provisions  of Section
         2.03 of the Pooling Agreement in respect of a breach of any of the representations and warranties set forth in this Section 3.01.

                                   ARTICLE IV

                                ACKNOWLEDGEMENTS


                  Section 4.01 Acknowledgement of the Purchaser.

                  The Purchaser hereby acknowledges the receipt of the Mortgage Loans in consideration for the payment of the Mortgage Loan Purchase Price.

                  Section 4.02              Acknowledgement of the Seller.

                  The Seller hereby acknowledges the receipt of the respective Mortgage Loan Purchase Price in consideration for the sale of the Mortgage Loans.

                                    ARTICLE V

                                  MISCELLANEOUS


                  Section 5.01 Recordation of Agreement.

                  This Agreement or a memorandum hereof is subject to recordation in all appropriate public offices for real property records in each state and county or other comparable jurisdiction in which any of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by either the Seller and at the Seller's expense, on direction by Purchaser, but only upon direction preceded or accompanied by the advice of counsel to Purchaser to the effect that such recordation is necessary to protect the interests of Purchaser in the Mortgage Loans.

                  Section 5.02 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by registered or certified mail, return receipt requested, or, if by other means, when received by the other party or at the address, in the case of the Seller: Headlands Mortgage Company, 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939 Attn: [ ]; in the case of the Purchaser: Headlands Mortgage Securities, Inc., 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939,
Attention: [
  ], or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been given on the date delivered to the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  Section 5.03 Separability Clause.

                  Any provision, representation or warranty of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unen-forceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders unenforceable any provision hereof.

                  Section 5.04 Counterparts.

                  For the purpose of facilitating the proving of this Agreement, as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 5.05 Place of Delivery and Governing Law.

                  The Agreement shall be deemed in effect when a fully executed counterpart thereof is received by Purchaser in [New York]. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 5.06 Remedies Cumulative; No Waiver.

                  All rights and remedies of the Purchaser or any assignee of the Purchaser under the Agreement shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other rights and remedies available to the Purchaser or such assignee to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and every right and remedy arising under this Agreement or by law to Purchaser or such assignee may be exercised from time to time, and as often as shall be deemed expedient, by Purchaser or such assignee.

                  Section 5.07 Miscellaneous.

                  This Agreement may be amended or supplemented from time to time only with the written consent of both the Seller and the Purchaser or any assignee of the Purchaser and the Rating Agency. This Agreement contains the entire understanding and agreement of the parties and supersedes and incorporates all prior negotiations, understandings and agreements which are fully merged herein.

                  Section 5.08 Agreement of the Seller.

                  The Seller agrees to execute and deliver such instruments and take such actions as Purchaser or any assignee of Purchaser may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 5.09 Successors and Assigns.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and the respective successors and assigns of the Seller, the Purchaser and any Purchaser's designee. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue Certificates representing undivided interests in the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment to the Trustee by the Purchaser of all of the Purchaser's rights against the Seller hereunder in respect of the Mortgage Loans sold by it to the Purchaser and that the enforcement or exercise of any right or remedy against the Seller hereunder by the Trustee or to the extent permitted under the Pooling Agreement shall have the same force and effect as if enforced or exercised by Purchaser directly.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

Dated as of _______________, 199__


                                    HEADLANDS MORTGAGE COMPANY
                                             as Seller


                                    By
                                      Name:
                                     Title:


                                    HEADLANDS MORTGAGE SECURITIES, INC.
                                             as Purchaser


                                    By
                                      Name:
                                     Title:

State  of  [       ])
                                    ) ss.:
County of  [       ])


                  On the [ ] day of _________________, 199__ before me, a notary public in and for the State of ________________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that he is an Authorized Signatory of Headlands Mortgage Company, a California corporation, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of such corporation.



                                          Notary Public



[Notarial Seal]

State  of  [            ])
                                            ) ss.:
County of  [                        ])


                  On the [ ] day of _______________, 199__ before me, a notary public in and for the State of [ ], personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that he is a [ ] of Headlands Mortgage Securities, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of such corporation.



                                               Notary Public

[Notarial Seal]

                               Seller's Agreement


                                   Schedule A

                             Mortgage Loan Schedule


                       Cut-Off Date: _____________, 199__

                   [The Mortgage Loan Schedule is attached as
                Exhibit F to the Pooling and Servicing Agreement]



\                                      G-15

                                                               EXHIBIT H


                        REQUEST FOR RELEASE OF DOCUMENTS
--------------------------------------------------------------------------------


[                   ]


                  [                       ]

PARTICIPANT NAME AND ADDRESS                          DATE:

         [                  ]



--------------------------------------------------------------------------------


IN CONNECTION WITH THE ADMINISTRATION OF THE POOL OF MORTGAGES HELD BY YOU IN CUSTODY FOR [ ], THE UNDERSIGNED PARTICIPANT REQUESTS THE RELEASE OF MORTGAGE DOCUMENTS DESCRIBED BELOW FOR THE REASON INDICATED.

--------------------------------------------------------------------------------


MORTGAGOR'S NAME, ADDRESS AND ZIP CODE                        LOAN NO.

                                                               POOL ID
--------------------------------------------------------------------------------
ORIGINAL MORTGAGE AMOUNT...............     $___________
DATE OF ORIGINAL MORTGAGE...............     ___________
INITIAL INTEREST RATE...................     ___________
PAID THROUGH DATE.......................     ___________
--------------------------------------------------------------------------------


REASON FOR REQUESTING DOCUMENTS                        AMOUNT SETTLEMENT DATE

         [  ] MORTGAGE PAID IN FULL                  $________  _______________
         [  ] FORECLOSURE                            $________  _______________
         [  ] EXHIBITS ATTACHED FOR SUBSTITUTION     $________  _______________
         [  ] OTHER (explain)___________________     $________  _______________
--------------------------------------------------------------------------------


WE CERTIFY THAT ALL AMOUNTS RECEIVED OR TO BE RECEIVED IN CONNECTION WITH SUCH PAYMENT WHICH ARE REQUIRED TO BE CREDITED TO THE PROTECTED ACCOUNT OR DEPOSITED TO THE CERTIFICATE ACCOUNT HAVE BEEN OR, WITHIN TWO BUSINESS DAYS, RECEIPT OF SUCH PAYMENT WILL BE CREDITED OR DEPOSITED.

--------------------------------------------------     -------------------
SIGNATURE                                                     DATE

--------------------------------------------------
PARTICIPANT AUTHORIZED SIGNATURE

--------------------------------------------------
CUSTODIAN'S RELEASE AUTHORIZATION

--------------------------------------------------     --------------------
NAME AND TITLE                      SIGNATURE                    DATE
--------------------------------------------------------------------------------


TO CUSTODIAN: PLEASE ACKNOWLEDGE BELOW BY YOUR SIGNATURE THE EXECUTION OF THE ABOVE REQUEST. YOU MUST RETAIN THIS FORM FOR YOUR FILES. A COPY OF THIS FORM, SIGNED AND DATED BY YOU, SHALL BE FORWARDED TO: [ ]

DOCUMENT RETURNED TO CUSTODY:
-----------------------------               -------------
SIGNATURE                                     DATE



                                                                   EXHIBIT I

                               TRANSFER AFFIDAVIT


STATE OF  [             ])
                       :ss.:
COUNTY OF [             ])

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned (the "Transferee") is acquiring a beneficial ownership interest in Headlands Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 199__-__, Residual Certificates, issued pursuant to the Pooling and Servicing Agreement, dated as of ____________, 199__ (the "Agreement"), by and among Headlands Mortgage Securities, Inc., as Sponsor, Headlands Mortgage Company, as Master Servicer and Seller, and [
                 ], as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of any Transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax shall be imposed on Transfers of Residual Certificates to Persons that are not Permitted Transferees; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Residual Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is a Permitted Trans- feree and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

         5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Residual Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee does not have the intention to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Residual Certificate.

         7. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make any Transfer or cause any Transfer to be made to any Person that the Transferee knows is not a Permitted Transferee.

         8.       The Transferee taxpayer identification number is
--------------.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, by its duly authorized officer, this __th day of _______, 199_.



                         By: ___________________________
                                      Name:
                                     Title:

                                                               EXHIBIT 1


               Certain Definitions from Article I of the Agreement


         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code section
521), (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) any Non-U.S. Person and (vi) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Pool or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States", "State" and "international organization" shall have the meanings set forth in Code section 7701 or successor provisions.

         Person:  Any  individual,  corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

                                                               EXHIBIT 2


                   Excerpt from Section 6.02 of the Agreement


         Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Sponsor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

             (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) No Ownership Interest in a Residual Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, each of the following:

                           A. an  affidavit in the form of Exhibit I hereto from
                  the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

             (iv) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
         Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the pro visions of this
         Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Certificate that is a Permitted
         Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purchaser may be the Trustee itself or any affiliate of the Trustee. The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this
         Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                                                                   EXHIBIT J


                         [FOR CLASSES M-1, B-1 AND B-2]



                                INVESTMENT LETTER


_________________ __, 19__

[                  ]
[Trustee]




Re:      Purchase of Headlands Mortgage Securities, Inc.
         Mortgage Pass-Through Certificates, Series 19__-__
         Class M-1, B-1 and B-2 Certificates


Ladies and Gentlemen:

         In connection with our purchase of $_____________ of the Class ___ Certificates (the "Certificates"), we hereby represent to the Trustee that we are not an employee benefit plan within the meaning of, and subject to, Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor a person acting on behalf of any such plan.


                                                     Very truly yours,

                                                     [Transferee]


                                                     By:______________________
                                                        Authorized Officer

                             [FOR CLASS B-1 AND B-2]

                                INVESTMENT LETTER


____________ __, 19__


[Trustee]


Re:      Purchase of Headlands Mortgage Securities, Inc.
         Mortgage Pass-Through Certificates, Series 199___-__
         Class B-1 and B-2 Certificates


Ladies and Gentlemen:

         In connection with our purchase of $_____________ of the Class [ ] Certificates (the "Certificates") we confirm that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws") and are being sold to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor", as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments such as the Certificates, (c) we confirm that we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below and otherwise in accordance with Section 6.02 of the Pooling and Servicing Agreement, dated as of ________________, 199__, among Headlands Mortgage Securities, Inc. (the "Sponsor"), Headlands Mortgage Company, as master servicer, and seller (in such capacities, the "Master Servicer" and the "Seller"), and you, as Trustee, (the "Pooling Agreement"), (d) we have discussed with our advisors, counsel and accountants the legal, tax and financial implications of investment in the Certificates and have undertaken our own independent analysis of the investment in the Certificates, and our decision to invest in the Certificates is not based on any representation (other than those contained in the Pooling Agreement, (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act or any applicable Blue Sky Law, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and any applicable Blue Sky Law or is exempt from such registration requirements, and if requested we will at our expense provide an opinion of counsel satisfactory to Trustee that such sale, transfer or other disposition may be made pursuant to an exemption from the Act and any applicable Blue Sky Laws and (2) the purchaser or transferee of such Certificate has executed and delivered to you a letter to substantially the same effect as this letter, (g) none of the Sponsor, the Seller or the Trustee shall be obligated to register the Certificates under the Act or any Blue Sky Laws or to take any action not otherwise required under the Pooling Agreement to permit the sale, transfer or other disposition of the Certificates and (h) we have not relied upon the Sponsor or the Master Servicer or upon any information or materials prepared or furnished by [ ] or their agents or counsel in determining whether our investment in the Certificates is legal for us under applicable federal and/or state laws and regulations.

         We hereby represent to, and covenant with, the Seller, the Master Servicer and the Trustee that we are not an employee benefit plan within the meaning of, and subject to, Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor a person acting on behalf of any such plan.

                                                       Very truly yours,

                                                       [Transferee]


                                                       By:______________________
                                                          Authorized Officer

                                                                EXHIBIT K

                               [            ]
                   PRINCIPAL AND INTEREST DISTRIBUTION SUMMARY

----------------------                        ---------------------
Trustee                                       Cut-Off Date

----------------------                        ---------------------
Address                                       Reporting Month

----------------------                        [                   ]
City, State, Zip Code



----------------------                        ---------------------
Attention                                            (___) ___-____
---------------------------------------------------------------------------

REMITTANCE:

Principal                                                  $

Principal Curtailments                                     $

Liquidation                                                $

Adjustments                                                $

Total Principal                                            $

Interest Distribution
     Class A-1                                             $
     Class M-1                                             $
     Class B-1                                             $
     Class B-2                                             $
Total Interest Distribution Amount                         $

Principal Distribution
     Class A-1                                             $
     Class M-1                                             $
     Class B-1                                             $
     Class B-2                                             $
Total Principal & Interest Distribution Amount             $

OUTSTANDING BALANCES:                                       Security Balance
Beginning Security Balance
     Less: Principal Payments, Curtailments & Adj.
           Liquidation & Repurchase                         ____________________

Ending Security Balance                                     ____________________


MORTGAGE LOANS:              No. of Mortgage Loans                 P&I Constant

Beginning Balance

Less:  Liquidation/Repurch
       Rolls/Adjustments

Ending Balance

DELINQUENCIES:         No. of Mortgage Loans                 Principal Amount

30 Days ( 0 to 30)
60 Days  (31 to 60)
90+  Days  (61 to 90+)
Foreclosure
Real Estate Owned

                       [              ] - SERIES 199___-__
                     TRUSTEE'S CERTIFICATE ACCOUNT STATEMENT



I      Status of Certificate Account

         As of the Determination Date                                 $
         Amount on deposit on Certificate Account
           Deposit Date                                                    $

       Deposits:                                                      $
         Required deposit to Certificate Account pursuant
         to Section 3.11(a)                                $
         P & I                                             $
         Curtailments                                 $
         Liquidations (proceeds net of expenses)           $
         Repurchases                                       $
         Insurance proceeds                                $
         Monthly Advances                                  $

         Fraud Losses                                      $

       Withdrawals:                                                        $

       Payment to Special Hazard Insurer                   $
       Payment to Trustee                                  $
       Payment to Pool Insurer                             $
       Reimbursement for Advances (recoverable
           and nonrecoverable)                             $
       Total Servicing Compensation                        $
       Reimbursement (for expenses)                        $
       Repurchases (reimbursement)

II     Distribution:

                      Principal                            $
                      Interest                             $


III    Total Service Compensation                                          $

       Master Service Compensation                         $
       Sub Service Compensation                            $


IV     Security Balance                                    $


V      Percentage of Amount Available                   %
                      Amount Available                     $
                      Security Balance                     $


VI     Percentage of Special Hazard Coverage               %

       Special Hazard Loss Coverage                        $

       Bankruptcy Coverage Amount                          $

       Fraud Loss Coverage                                 $

       Security Balance                                    $

(VII)  Amount Held for Future Distribution P/I             $

(VIII) Proceeds from Permitted Investments held in
       Investment Account                                  $


                              [                      ]


                              by ___________________________________

                          Schedule A

           Listings of the following Mortgage Loans:


        I.  Special Hazard Mortgage Loans

       II.  Liquidated Deficient Valuation Mortgage Loans

      III.  Debt Service Reduction Mortgage Loans

       IV.  Total Fraud Loss - Liquidated Mortgage Loans

        V.  Liquidated Mortgage Loans (except for those included in I or II)

                                   Schedule B


(I)            Net Special Hazard Losses                           $


(II)           Liquidated Deficient Valuation Losses               $


(III)          Net Realized Losses
               (other than those included in I and II above)  $

(IV)           Total Fraud Loss - Liquidated Mortgage Loans        $

                                             No. of Mortgage   Principal Amount

(V)            Deficient Valuation


(VI)           Debt Service Reduction

               Net Prepayment Shortfalls                 $
               Relief Act Reductions                      $

                                   Schedule C



Amount to be deposited into Certificate Account                          $


  Fraud Loss Coverage remaining                                          $
  Bankruptcy Loss Coverage Amount remaining                              $
  Special Hazard Loss Coverage Amount                                    $

                                                                  EXHIBIT L


               FORM OF OPINION OF COUNSEL PURSUANT TO SECTION 6.02



                  Such counsel is of the opinion that the transfer of the Certificates from _____ to _____ [under the circumstances to be described in such opinion] is not a transaction requiring registration of the Certificates under the Securities Act of 1933, as amended, or under any applicable state securities laws.

                                            or

                  The Certificates have been registered under the Securities Act of 1933, as amended, and no action is required to be taken under applicable state securities laws or that such action has been taken.